UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23198

Nuveen Preferred and Income 2022 Term Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   July 31

Date of reporting period:   January 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Semi-Annual Report January 31, 2018

JPC
Nuveen Preferred and Income Opportunities Fund

JPI
Nuveen Preferred and Income Term Fund

JPS
Nuveen Preferred and Income Securities Fund

JPT
Nuveen Preferred and Income 2022 Term Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Financial markets ended 2017 on a high note. Concurrent growth across the world’s major economies, strong corporate profits, low inflation and accommodative central banks provided an optimal environment for rising asset prices with remarkably low volatility. Political risks, which were expected to be a wildcard in 2017, did not materialize. The Trump administration achieved one of its major policy goals with the passage of the Tax Cuts and Jobs Act, the European Union (EU) member governments elected EU-friendly leadership, Brexit negotiations moved forward and China’s 19th Party Congress concluded with no major surprises in its economic policy objectives.

Conditions have turned more volatile in 2018, but the positive fundamentals underpinning the markets’ rise over the past year remain intact. In early February, fears of rising inflation, which could prompt more aggressive action by the Federal Reserve (Fed), trigged a widespread sell-off across U.S. and global equity markets. Yet, global economies are still expanding and corporate earnings look healthy, which helped markets stabilize and partially recover the losses.

We do believe volatility will continue to feature more prominently in 2018. Interest rates have been rising and inflation pressures are mounting. Jerome Powell’s first testimony as Fed Chairman increased the likelihood of four rate hikes in 2018, up from three projected at the end of 2017, while also emphasizing the gradual pace of rate hikes established by his predecessor will continue. Investors are uncertain about how markets will react amid tighter financial conditions. After the relative calm of the past few years, it’s anticipated that price fluctuations will begin trending toward a more historically normal range. But we also note that signs foreshadowing recession are lacking at this point.

Maintaining perspective can be difficult with daily headlines focused predominantly on short-term news. Nuveen believes this can be an opportune time to check in with your financial advisor. Strong market appreciation such as that in 2017 may create an imbalance in a diversified portfolio. Your advisor can help you reexamine your investment goals and risk tolerance, and realign your portfolio’s investment mix, if appropriate. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

March 22, 2018

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Preferred and Income Opportunities Fund (JPC)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Preferred and Income Securities Fund (JPS)

Nuveen Preferred and Income 2022 Term Fund (JPT)

Nuveen Asset Management, LLC (NAM) and NWQ Investment Management Company, LLC (NWQ), both affiliates of Nuveen LLC, are sub-advisers for the Nuveen Preferred and Income Opportunities Fund (JPC). NAM and NWQ each manage approximately half of the Fund’s investment portfolio. Douglas Baker, CFA and Brenda Langenfeld, CFA, are the portfolio managers for the NAM team. The NWQ income-oriented investment team is led by Thomas J. Ray, CFA and Susi Budiman, CFA. The Nuveen Preferred and Income Term Fund (JPI) features management by NAM, an affiliate of Nuveen LLC. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund’s portfolio managers since its inception. The Nuveen Preferred and Income Securities Fund (JPS) is sub-advised by a team of specialists at Spectrum Asset Management, a wholly owned subsidiary of Principal Global Investors, LLC. Mark Lieb and Phil Jacoby lead the team. The Nuveen Preferred and Income 2022 Term Fund (JPT) features management by NAM. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund’s portfolio managers since its inception.

Effective September 29, 2017 as approved by the Fund’s Board of Trustees, the Nuveen Preferred Income Opportunities Fund’s name was changed to the Nuveen Preferred and Income Opportunities Fund. Also effective September 29, 2017, the Fund will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred and other income producing securities, including hybrid securities such as contingent capital securities and up to 20% opportunistically in other income-oriented securities such as corporate and taxable municipal debt and dividend paying common equity.

Effective September 29, 2017 as approved by the Fund’s Board of Trustees, the Nuveen Preferred Securities Income Fund’s name was changed to the Nuveen Preferred and Income Securities Fund.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

Also effective September 29, 2017, the Fund will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred and other income producing securities, including hybrid securities such as contingent capital securities.

What key strategies were used to manage the Funds during this six-month reporting period ended January 31, 2018 and how did these strategies influence performance?

Nuveen Preferred and Income Opportunities Fund (JPC)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year, five-year and ten-year periods ended January 31, 2018. For the six-month reporting period ended January 31, 2018, the Fund’s common shares at net asset value (NAV) outperformed the ICE BofAML U.S. All Capital Securities Index and the JPC Blended Benchmark.

JPC had a policy requiring it to invest at least 80% of its managed assets in preferred securities and contingent capital securities (sometimes referred to as “CoCos”), and permitting it to invest up to 20% opportunistically over the market cycle in other types of securities, primarily income oriented securities such as corporate and taxable municipal debt and common equity. JPC is managed by two experienced portfolio teams with distinctive, complementary approaches to the preferred market, each managing its own “sleeve” of the portfolio. NAM employs a debt-oriented approach that combines top down relative value analysis of industry sectors with fundamental credit analysis. NWQ’s investment process identifies undervalued securities within a company’s capital structure that offer the most attractive risk/reward potential. This multi-team approach gives investors access to a broader investment universe with greater diversification potential.

NAM

For the portion of the Fund managed by NAM, the Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities, including but not limited to contingent capital securities (CoCos). The Fund’s portfolio is actively managed, seeking to capitalize on strong and continuously improving credit fundamentals across the issuer base, the category’s healthy yield level and inefficiencies that often evolve between the $25 par retail and the $1,000 par institutional sides of the market. The Fund’s strategy has a bias toward the highly regulated industries, like utilities, banks and insurance companies, in hopes of benefitting from the added scrutiny of regulatory oversight.

NAM employs a credit-based investment approach, using a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also incorporating a bottom-up approach that includes fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis. The process begins with identifying the investable universe of $1,000 par and $25 par securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, NAM tactically and strategically shifts capital between the $25 par exchange listed market and the $1,000 par over-the-counter market. Periods of volatility may drive notably different valuations between these two markets, as will periods where valuations trend in one direction for an extended period of time. This dynamic is often related to differences in how retail and institutional markets perceive and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. Technical factors such as new issue supply may also influence the relative valuations between $25 par exchange listed structures and $1,000 par over-the-counter structures.

For the six-month reporting period, the Fund’s Blended Benchmark Index, which represents the combined preferred securities and CoCos markets, returned 2.02% which fell between both comparable financial senior debt and financial equities. NAM typically expects the Blended Benchmark Index to perform between these two categories given the hybrid nature of its constituent securities. Investment performance was not dispersed evenly across the various

6	NUVEEN

sub-categories within the Blended Benchmark Index. For example, during the reporting period, both $25 par securities and securities with fixed rate coupons posted negative returns, while securities with coupons that have reset features, $1,000 par securities, and CoCos all posted positive returns over the same timeframe. Option adjusted spreads (OAS) for the Blended Benchmark Index tightened materially during the measurement period. The move in OAS was due primarily to relatively light new issue supply, historically strong bank balance sheets and continued profitability, a positive trend in global macro-economic data, the resolution by the European Central Bank (ECB) of several nagging headlines within the European bank sector and generally speaking, higher government benchmark bond yields both in the U.S and abroad.

NAM incorporated several active themes within the Fund relative to its benchmark during the reporting period, including an overweight to U.S.-domiciled issuers, an underweight to CoCos, an overweight to the $1,000 par side of the market and an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, fixed-to-fixed rate).

During the reporting period, the overweight to U.S.-domiciled issuers detracted modestly from performance relative to the Blended Benchmark Index, as non-U.S.-domiciled issuers outperformed over the last six months. Taking a closer look at the U.S. versus non-U.S. allocation, the underweight to non-U.S. issuers again was almost entirely due to an underweight to CoCos. As of January 31, 2018, the Fund had an allocation of around 29% to contingent capital securities, still well below the 40% allocation within the Blended Benchmark Index. Admittedly, while still a meaningful underweight versus the index, NAM increased the Fund’s allocation to these securities by approximately 8% during the reporting period. Positive developments within the European bank sector disproportionately benefited European banks and non-U.S. domiciled issuers, and as a result, the CoCos market.

While the non-U.S. segment of the market posted a positive total return during the reporting period, the U.S. segment of the market fared worse, posting a negative total return. Most of the negative return for the U.S. segment was realized during January 2018, when domestic interest rates pushed meaningfully higher. Up until that point, the return for the U.S. segment had been trending in positive territory. Supply out of U.S. banks continued to be very light, supporting valuations in the secondary market, as most U.S. banks already have met their regulatory Additional Tier-1 Capital requirements. From a fundamental standpoint, U.S. banks continued to be incredibly profitable, while maintaining capital levels still well above regulatory requirements. Despite supportive technical and strong fundamentals, the push higher in U.S. rates during January 2018 was more than enough to overwhelm the cumulative returns of the preceding five months combined.

Given the outperformance in the $1,000 par institutional side of the market during the reporting period, our overweight to $1,000 par structures contributed to the Fund’s relative performance. As has been the case for several quarters, NAM maintained an overweight to $1,000 par securities for two primary reasons, relative value and interest rate risk management. First, the $1,000 par side of the market continues to be significantly cheaper than the $25 par side of the market on an option adjusted spread (OAS) basis. Retail investors historically have demonstrated a strong bias for income-generating investment solutions. Couple this natural bias with a prolonged period of low interest rates and retail demand for income has only grown increasingly intense. Within the preferred securities universe, the $25 par side of the market is arguably best positioned to benefit from retail demand. The small size is more manageable for retail investors versus $1,000 par structures and securities that trade on an exchange are easier for retail to source than those traded over-the-counter. Unfortunately, many retail investors lack the wherewithal to calculate relative value metrics such as yield-to-worst and OAS, and instead often focus only on the size of a particular security’s coupon. Therefore, it is no surprise that in this environment, the retail investor has driven $25 par security valuations to such very rich levels versus $1,000 par valuations.

Second, NAM’s overweight to $1,000 par securities allows NAM to gain greater exposure to securities that have coupons with reset features, like floating rate coupons, fixed-to-floating rate coupons and fixed-to-fixed rate coupons.

NUVEEN	7

Portfolio Managers’ Comments (continued)

These structures are more common on the institutional $1,000 par side of the market and help to mitigate duration and duration extension risk during a rising interest rate environment. Duration extension is a significant risk for callable securities with fixed-rate coupons. As of January 31, 2018, the Fund had about 87% of its assets invested in securities that have coupons with reset features, compared to approximately 70% within the Blended Benchmark Index.

As an aside, NAM believes we may be witnessing the sprouts of a new technical relationship developing between the $25 par and $1,000 par markets. Over the past few months, NAM has witnessed a trend in the preferred exchange-traded fund (ETF) market where $1,000 par strategies have been driving positive net investor flows, while $25 par strategies generally have experienced net outflows. NAM will keep a close eye on this dynamic as ETF flows have played a meaningful role in relative valuations between the $25 and $1,000 par markets. As existing $1,000 par ETFs attract more investor assets, and as more $1,000 par strategies come on-line, this dynamic could be a catalyst for shrinking the gap in valuations between $25 par and $1,000 par securities.

NWQ

For the portion of the Fund managed by NWQ, NWQ seeks to achieve high income and a measure of capital appreciation. While the Fund’s investments are primarily preferred securities, a portion of the Fund allows the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on seeking a sustainable level of income and an overall analysis for downside risk management.

During the reporting period, NWQ’s preferred, equity, investment grade corporate bonds holdings contributed to performance, while high yield holdings slightly detracted from performance. Several sectors contributed to the Fund’s performance, in particular NWQ’s holdings in the financials and utilities sectors, while the insurance sector was the largest detractor.

Several of NWQ’s holdings performed well during the reporting period. A top contributor to performance for the reporting period was a Viacom Inc. corporate bond. In November 2017, Viacom worked on its debt reduction efforts by announcing a $1 billion tender offer. Credit spreads tightened upon this announcement as gross leverage declined to under 3.5x after the tender offer. The long duration of the bond also contributed to performance as long term interest rates declined during the reporting period. Another top contributor to performance was a Kindred Healthcare Inc. high yield bond. The company provides a range of health care services that includes operating hospitals, nursing centers, institutional pharmacies and contract rehabilitation services throughout the United States. The price of the bond jumped after the company announced in mid-December 2017 that it has entered into a definitive agreement to be acquired by a consortium of three companies (TPG, Welsh Carson and Humana). Given that this senior note is not callable nor does it carry a change of control covenant, it is expected that the make whole call provision, a provision that allows the issuer to pay off remaining debt early, will be exercised after the deal closes (expect summer of 2018, subject to shareholder and regulatory approvals). Lastly, a CVR Partners, LP high yield bond contributed to performance. CVR is a Master Limited Partnership (MLP) that formed to own, operate and grow its nitrogen fertilizer business. NWQ expects ammonia, a material used to make nitrogen, pricing to remain near trough levels for the remainder of the year before rebounding in 2018 and beyond.

Individual positions that detracted from performance during the reporting period included Dish DBS Corporation senior notes. The drivers of the underperformance were continued concerns about a pending buildout of a wireless network. These concerns were augmented with potentially fewer buyers of spectrum as merger discussions took place between Sprint and T-Mobile. Additionally, the company’s satellite TV business had results that were worse than expected. While NWQ shares some of these concerns, NWQ believes the bonds offer a very attractive risk/reward particularly since the

8	NUVEEN

wireless spectrum has a value of up to two times the company’s debt outstanding. The investment in the preferred stock of telecommunication services holding, Frontier Communications Corporation, also detracted from performance. The company acquired assets from Verizon in California, Texas and Florida two years ago and the integration has gone worse than expected. Furthermore, weak earnings at Frontier and Windstream has already dampened the sentiment in the wireline telecom sector.

Nuveen Preferred and Income Term Fund (JPI)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year, five-year and since inception periods ended January 31, 2018. For the six-month reporting period ended January 31, 2018, the Fund’s common shares at net asset value (NAV) outperformed the ICE BofAML U.S. All Capital Securities Index and the JPI Blended Benchmark Index.

The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities, including but not limited to contingent capital securities (CoCos). The Fund’s portfolio is actively managed, seeking to capitalize on strong and continuously improving credit fundamentals across the issuer base, the category’s healthy yield level and inefficiencies that often evolve between the $25 par retail and the $1,000 par institutional sides of the market. The Fund’s strategy focuses opportunistically on highly regulated industries, like utilities, banks and insurance companies, with a current emphasis broadly on financial services companies.

NAM employs a credit-based investment approach, using a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also incorporating a bottom-up approach that includes fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis. The process begins with identifying the investable universe of $1,000 par and $25 par securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, NAM tactically and strategically shifts capital between the $25 par exchange listed market and the $1,000 par over-the-counter market. Periods of volatility may drive notably different valuations between these two markets, as will periods where valuations trend in one direction for an extended period of time. This dynamic is often related to differences in how retail and institutional markets perceive and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. Technical factors such as new issue supply may also influence the relative valuations between $25 par exchange listed structures and $1,000 par over-the-counter structures.

For the six-month reporting period, the Fund’s Blended Benchmark Index, which represents the combined preferred securities and contingent capital securities markets, returned 2.02% which fell between both comparable financial senior debt and financial equities. NAM typically expects the Blended Benchmark Index to perform between these two categories given the hybrid nature of its constituent securities. Investment performance was not dispersed evenly across the various sub-categories within the Blended Benchmark Index. For example, during the reporting period, both $25 par securities and securities with fixed rate coupons posted negative returns, while securities with coupons that have reset features, $1,000 par securities, and contingent capital securities all posted positive returns over the same timeframe. Option adjusted spreads (OAS) for the Blended Benchmark Index tightened materially during the measurement period. The move in OAS was due primarily to relatively light new issue supply, historically strong bank balance sheets and continued profitability, a positive trend in global macro-economic data, the resolution by the European Central Bank (ECB) of several nagging headlines within the European bank sector, and generally speaking, higher government benchmark bond yields both here in the U.S. and abroad.

NAM incorporated several active themes within the Fund relative to its benchmark during the reporting period, including an overweight to U.S.-domiciled issuers, an underweight to CoCos, an overweight to the $1,000 par side of the

NUVEEN	9

Portfolio Managers’ Comments (continued)

market and an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, fixed-to-fixed rate).

During the reporting period, the overweight to U.S.-domiciled issuers detracted modestly from performance relative to the Blended Benchmark Index, as non-U.S.-domiciled issuers outperformed during the reporting period. Taking a closer look at the U.S. versus non-U.S. allocation, the underweight to non-U.S. issuers again was almost entirely due to an underweight to CoCos. As of January 31, 2018, the Fund had an allocation of around 29% to CoCos, still well below the 40% allocation within the Blended Benchmark Index. Admittedly, while still a meaningful underweight versus the index, NAM increased the Fund’s allocation to these securities by approximately 8% during the reporting period. Positive developments within the European bank sector disproportionately benefited European banks and non-U.S. domiciled issuers, and as a result, the CoCos market.

While the non-U.S. segment of the market posted a positive total return during the reporting period, the U.S. segment of the market fared worse, posting a negative total return over the same period. Most of the negative return for the U.S. segment was realized during January 2018, when domestic interest rates pushed meaningfully higher. Up until that point, the return for the U.S. segment had been trending in positive territory. Supply out of U.S. banks continued to be very light, supporting valuations in the secondary market, as most U.S. banks already have met their regulatory Additional Tier-1 Capital requirements. From a fundamental standpoint, U.S. banks continued to be incredibly profitable, while maintaining capital levels still well above regulatory requirements. Despite supportive technical and strong fundamentals, the push higher in U.S. rates during January 2018 was more than enough to overwhelm the cumulative returns of the preceding five months combined.

Given the outperformance in the $1,000 par institutional side of the market during the reporting period, our overweight to $1,000 par structures contributed to the Fund’s relative performance. As has been the case for several quarters, NAM maintained an overweight to $1,000 par securities for two primary reasons, relative value and interest rate risk management. First, the $1,000 par side of the market continues to be significantly cheaper than the $25 par side of the market on an OAS basis. Retail investors historically have demonstrated a strong bias for income-generating investment solutions. Couple this natural bias with a prolonged period of low interest rates, and retail demand for income has only grown increasingly intense. Within the preferred securities universe, the $25 par side of the market is arguably best positioned to benefit from retail demand. The small size is more manageable for retail investors versus $1,000 par structures, and securities that trade on an exchange are easier for retail to source than those traded over-the-counter. Unfortunately, many retail investors lack the wherewithal to calculate relative value metrics such as yield-to-worst and OAS, and instead often focus only on the size of a particular security’s coupon. Therefore, it is no surprise that in this environment, the retail investor has driven $25 par security valuations to such very rich levels versus $1,000 par valuations.

Second, NAM’s overweight to $1,000 par securities allows NAM to gain greater exposure to securities that have coupons with reset features, like floating rate coupons, fixed-to-floating rate coupons and fixed-to-fixed rate coupons. These structures are more common on the institutional $1,000 par side of the market, and help to mitigate duration and duration extension risk during a rising interest rate environment. Duration extension is a significant risk for callable securities with fixed-rate coupons. As of January 31, 2018, the Fund had about 87% of its assets invested in securities that have coupons with reset features, compared to approximately 70% within the Blended Benchmark Index.

NAM believes we may be witnessing the sprouts of a new technical relationship developing between the $25 par and $1,000 par markets. Over the past few months, NAM has witnessed a trend in the preferred exchange traded fund (ETF) market where $1,000 par strategies have been driving positive net investor flows, while $25 par strategies generally have experienced net outflows. NAM will keep a close eye on this dynamic as ETF flows have played a meaningful role in relative valuations between the $25 and $1,000 par markets. As existing $1,000 par ETFs attract more investor assets, and as more $1,000 par strategies come on-line, this dynamic could be a catalyst for shrinking the gap in valuations between $25 par and $1,000 par securities.

10	NUVEEN

Nuveen Preferred and Income Securities Fund (JPS)

The table in the Performance Overview and Holding Summaries section of this report provide total return performance for the Fund for the six-month, one-year, five-year and ten-year periods ended January 31, 2018. For the six-month reporting period ended January 31, 2018, the Fund’s common shares at net asset value (NAV) outperformed the ICE BofAML U.S. All Capital Securities Index and the JPS Blended Benchmark.

The investment objective of the Fund is to seek high current income consistent with capital preservation with a secondary objective to enhance portfolio value relative to the broad market for preferred securities. Under normal market conditions, the Fund seeks to invest at least 80% of its net assets in preferred securities and up to 20% of its net assets in debt securities, including convertible debt and convertible preferred securities.

The equity markets provided a supportive backdrop to the junior subordinated capital securities markets, which include preferred securities and contingent capital securities (CoCos) issued mostly by financials. The interest rate environment was also supportive being little changed until January 2018. Both bonds and equities benefited from very little concern that inflation would rise and upset either economic growth or the Federal Reserve Bank’s slow pace of rate increases. It was the combination of the 25 basis points increase in the federal funds rate together with stellar equity performance that began to convince more individual investors to take some profits after the New Year January 2018. Underlying asset performance in the Fund outpaced the common share price performance of the Fund as investors took profits come January after a very good overall calendar year in 2017.

Spectrum’s tactical overweight exposure to both institutional sectors of the junior subordinated capital securities, which includes both preferred and CoCos, benefited performance. A preferred security represents a capital security issued either through charter amendment (as a stock) or through indenture (as a bond). For preferred securities, any reorganization would be processed through a bankruptcy court. Preferred security payments are in priority to common stock dividends, yet can be deferred, which means payments are cumulative or they can be eliminated which means payments are non-cumulative without causing an immediate event of default. Any principal loss absorption on a preferred security would be forced through a statutory resolution in a bankruptcy proceeding. A CoCo represents a capital security issued through indenture. For CoCos, a reorganization would be processed through the contracts of its capital before falling into an actual bankruptcy. CoCo payments are non-cumulative and equal to common stock dividends and can be reduced or eliminated without causing an event of default. Principal loss absorption on a CoCo could be forced through a regulatory action in advance of any bankruptcy proceeding.

The Fund owns a blend of junior subordinated capital securities in the two segments, the preferred securities segment, represented by the ICE BofAML All Capital Securities Index, comprises approximately 62% of the Fund (including some cash) and the CoCo segment, represented by the ICE BofAML Contingent Capital Index comprises 38% of the Fund.

During the reporting period, the top three performing sub-sectors of the Fund were corporate hybrids, CoCos and insurance hybrids. The bottom three performing sub-sectors were $25 par baby bonds, $25 par preferred stock and $25 par hybrids.

Top performing holdings for the Fund during the reporting period included Lloyds Banking Group PLC 7.50%, SocGen 8% and Royal Bank of Scotland Group PLC 7.50%, which are all CoCos. Being overweight CoCos and underweight the $25 par sector benefited performance.

During the reporting period several individual securities detracted from performance. Most of the underperforming securities such as Qwest 7%, PNC Financial Services 6.12% and Allstate Corporation 5.12% were primarily concentrated in the retail sector, which detracted from total return during the reporting period.

NUVEEN	11

Portfolio Managers’ Comments (continued)

Nuveen Preferred and Income 2022 Term Fund (JPT)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended January 31, 2018. For the six-month reporting period ended January 31, 2018, the Fund’s common shares at net asset value (NAV) underperformed the ICE BofAML U.S. All Capital Securities Index.

The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities. The Fund’s portfolio is actively managed, seeking to capitalize on strong and continuously improving credit fundamentals across the issuer base, the category’s healthy yield level, and inefficiencies that often evolve between the $25 par retail and the $1,000 par institutional sides of the market. The Fund’s strategy has a bias toward the highly regulated industries, like utilities, banks and insurance companies, with a current emphasis broadly on financial services companies. The Fund does not invest in contingent capital securities (otherwise known as CoCos).

NAM employs a credit-based investment approach, using a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also incorporating a bottom-up approach that includes fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis. The process begins with identifying the investable universe of $1,000 par and $25 par securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, NAM tactically and strategically shifts capital between the $25 par exchange listed market and the $1,000 par over-the-counter market. Periods of volatility may drive notably different valuations between these two markets, as will periods where valuations trend in one direction for an extended period of time. This dynamic is often related to differences in how retail and institutional markets perceive and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. Technical factors such as new issue supply may also influence the relative valuations between $25 par exchange listed structures and $1,000 par over-the-counter structures.

Within JPT, NAM incorporated a couple prominent active themes within the Fund relative to its benchmark during the reporting period, of particular note an overweight to the $1,000 par side of the market, and an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, fixed-to-fixed rate).

Given the outperformance in the $1,000 par institutional side of the market during the reporting period, our overweight to $1,000 par structures contributed to the Fund’s relative results. As has been the case for several quarters, NAM maintained an overweight to $1,000 par securities for two primary reasons, relative value and interest rate risk management. First, the $1,000 par side of the market continues to be significantly cheaper than the $25 par side of the market on an OAS basis. Retail investors historically have demonstrated a strong bias for income-generating investments. Couple this natural bias with a prolonged period of low interest rates, and retail demand for income solutions has only grown more intense. Within the preferred securities and contingent capital securities markets, the $25 par side of the market is arguably best positioned to benefit from retail demand. Unfortunately, many retail investors lack the wherewithal to calculate relative value metrics such as yield-to-worst and OAS, and instead often focus only on the size of a particular security’s coupon. Therefore, it is no surprise that this investor base has driven $25 par security valuations to such very rich levels versus $1,000 par valuations.

Second, our overweight to $1,000 par securities allows us to gain greater exposure to securities that have coupons with reset features, like floating rate coupons, fixed-to-floating rate coupons and fixed-to-fixed rate coupons. These structures are more common on the institutional $1,000 par side of the market, and help to mitigate duration and duration extension risk during a rising interest rate environment. Duration extension is a significant risk for callable securities with fixed-rate coupons. As of January 31, 2018, the Fund had about 83% of its assets invested in securities that have coupons with reset features.

12	NUVEEN

NAM believes we may be witnessing the sprouts of a new technical relationship developing between the $25 par and $1,000 par markets. During the reporting period, NAM has witnessed a trend in the preferred exchange traded fund (ETF) market where $1,000 par strategies have been driving positive net investor flows, while $25 par strategies generally have experienced net outflows. NAM will keep a close eye on this dynamic as ETF flows have played a meaningful role in relative valuations between the $25 and $1,000 par markets. As existing $1,000 par ETFs attract more investor assets, and as more $1,000 par strategies come on-line, this dynamic could be a catalyst for shrinking the gap in valuations between $25 par and $1,000 par securities.

Slightly detracting from JPT’s relative performance was an overweight to issuers in the industrial sector during the reporting period. JPT was overweight both GE and Viacom for most of the six-month reporting period. Idiosyncratic headlines for both companies weighed on valuations. NAM decided to exit their Viacom position before the end of the reporting period, but NAM maintains conviction that the headlines around GE are temporary in nature. NAM has conviction in GE as a credit and NAM finds the structural features of the specific GE security JPT owns to be compelling. That being said, NAM will remain vigilant with respect to monitoring the credit and NAM stands ready to reduce exposure should our fundamental opinion deteriorate from our current view.

JPT added short interest rate futures during the period to manage the Fund’s exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity. These interest rate futures had a positive effect to overall Fund performance during the reporting period.

NUVEEN	13

Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through the use of bank borrowings as well as the use of reverse repurchase agreements for JPC and JPS. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. The Funds’ use of leverage had a positive impact on performance during this reporting period.

JPC, JPI and JPS continued to utilize forward starting interest rate swap contracts to partially hedge the interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. During this reporting period, these swap contracts contributed to overall Fund performance.

As of January 31, 2018, the Funds’ percentages of leverage are shown in the accompanying table.

	JPC	JPI	JPS	JPT
Effective Leverage*	33.79%	27.72%	33.21%	20.00%
Regulatory Leverage*	28.41%	27.72%	28.68%	20.00%
*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of the Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ LEVERAGE

Bank Borrowings

As noted above, the Funds employ regulatory leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	August 1, 2017	Draws	Paydowns	January 31, 2018	Average Balance Outstanding	Draws	Paydowns	March 26, 2018
JPC	$540,000,000	$—	$(103,000,000)	$437,000,000	$441,478,261	$—	$—	$437,000,000
JPI	$225,000,000	$—	$—	$225,000,000	$225,000,000	$—	$—	$225,000,000
JPS	$845,300,000	$—	$—	$845,300,000	$845,300,000	$—	$—	$845,300,000
JPT	$42,500,000	$—	$—	$42,500,000	$42,500,000	$—	$—	$42,500,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

Reverse Repurchase Agreements

As noted above, JPC and JPS utilized reverse repurchase agreements. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	August 1, 2017	Purchases	Sales	January 31, 2018	Average Balance Outstanding	Purchases	Sales	March 26, 2018
JPC	$—	$125,000,000	$—	$125,000,000	$125,000,000	$ —	$—	$125,000,000
JPS	$200,000,000	$—	$—	$200,000,000	$200,000,000	$ —	$—	$200,000,000

14	NUVEEN

Common Share

Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of January 31, 2018. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	JPC	JPI	JPS	JPT
August 2017	$0.0650	$0.1415	$0.0620	$0.1275
September	0.0650	0.1415	0.0620	0.1275
October	0.0650	0.1415	0.0620	0.1275
November	0.0650	0.1415	0.0620	0.1275
December	0.0650	0.1415	0.0620	0.1275
January 2018	0.0650	0.1415	0.0620	0.1275
Total Distributions	$0.3900	$0.8490	$0.3720	$0.7650

Current Distribution Rate*	7.95%	7.11%	7.88%	6.49%
*	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

Each Fund in this report seeks to pay regular monthly dividends out of their net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of January 31, 2018, JPS and JPT had positive UNII balances while JPC and JPI had zero UNII balances, based upon our best estimate, for tax purposes. JPC, JPI and JPS had negative UNII balances while JPT had a positive UNII balance for financial reporting purposes.

All monthly dividends paid by the Funds during the current reporting period, were paid from net investment income. If a portion of the Funds’ monthly distributions were sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

COMMON SHARE REPURCHASES

During August 2017, the Funds’ Board of Trustees reauthorized for JPC, JPI and JPS and authorized for JPT an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

NUVEEN	15

Common Share Information (continued)

As of January 31, 2018, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	JPC	JPI	JPS	JPT
Common shares cumulatively repurchased and retired	2,826,100	0	0	0
Common shares authorized for repurchase	10,335,000	2,275,000	20,380,000	680,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of January 31, 2018, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	JPC	JPI	JPS	JPT
Common share NAV	$10.66	$25.78	$10.32	$24.89
Common share price	$9.81	$23.88	$9.44	$23.58
Premium/(Discount) to NAV	(7.97)%	(7.37)%	(8.53)%	(5.26)%
6-month average premium/(discount) to NAV	(3.28)%	(3.57)%	(1.36)%	(0.51)%

16	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Preferred and Income Opportunities Fund (JPC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. These and other risk considerations such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPC.

Nuveen Preferred and Income Term Fund (JPI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. For these and other risks, including the Fund’s limited term and concentration risk, see the Fund’s web page at www.nuveen.com/JPI.

Nuveen Preferred and Income Securities Fund (JPS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. These and other risks such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPS.

NUVEEN	17

Risk Considerations (continued)

Nuveen Preferred and Income 2022 Term Fund (JPT)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including the Fund’s limited term and concentration risk, see the Fund’s web page at www.nuveen.com/JPT.

18	NUVEEN

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NUVEEN	19

JPC

Nuveen Preferred and Income Opportunities Fund

Performance Overview and Holding Summaries as of January 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JPC at Common Share NAV	1.68%	10.80%	8.09%	6.63%
JPC at Common Share Price	(3.82)%	6.61%	8.09%	7.77%
ICE BofAML U.S. All Capital Securities Index	0.26%	7.07%	6.32%	4.42%
JPC Blended Benchmark	0.62%	7.87%	5.83%	4.58%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment. Performance for indexes that were created after the Fund’s inception are linked to the Fund’s previous benchmark.

Common Share Price Performance — Weekly Closing Price

20	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	68.6%
$25 Par (or similar) Retail Preferred	43.5%
Contingent Capital Securities	24.2%
Corporate Bonds	10.0%
Convertible Preferred Securities	1.1%
Common Stocks	0.3%
Repurchase Agreements	2.0%
Other Assets Less Liabilities	1.4%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	151.1%
Borrowings	(39.7)%
Reverse Repurchase Agreements	(11.4)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	42.9%
Insurance	13.0%
Capital Markets	9.6%
Food Products	5.7%
Consumer Finance	4.3%
Diversified Financial Services	3.0%
Electric Utilities	2.7%
Other	17.5%
Repurchase Agreements	1.3%
Total	100%

Country Allocation1

(% of total investments)

United States	72.1%
United Kingdom	9.3%
France	4.3%
Italy	3.0%
Canada	2.6%
Switzerland	2.0%
Other	6.7%
Total	100%

Top Five Issuers

(% of total long-term
investments)

Citigroup Inc.	4.0%
JPMorgan Chase & Company	3.6%
Lloyds Banking Group PLC	3.6%
Bank of America Corporation	3.5%
Wells Fargo & Company	3.4%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

A	3.9%
BBB	49.0%
BB or Lower	40.2%
N/R (not rated)	6.9%
Total	100%

1	Includes 0.8% (as a percentage of total investments) in emerging market countries.

NUVEEN	21

JPI

Nuveen Preferred and Income Term Fund

Performance Overview and Holding Summaries as of January 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JPI at Common Share NAV	2.56%	13.02%	8.80%	9.95%
JPI at Common Share Price	(1.75)%	7.74%	7.99%	8.01%
ICE BofAML U.S. All Capital Securities Index	0.26%	7.07%	6.32%	7.44%
JPI Blended Benchmark	2.02%	10.08%	6.05%	6.41%

Since inception returns are from 7/26/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

22	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	63.8%
Contingent Capital Securities	40.4%
$25 Par (or similar) Retail Preferred	32.1%
Corporate Bonds	0.4%
Repurchase Agreements	0.4%
Other Assets Less Liabilities	1.3%
Net Assets Plus Borrowings	138.4%
Borrowings	(38.4)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	48.9%
Insurance	13.2%
Capital Markets	9.8%
Diversified Financial Services	5.7%
Food Products	4.7%
Other	17.4%
Repurchase Agreements	0.3%
Total	100%

Country Allocation1

(% of total investments)

United States	56.8%
United Kingdom	12.8%
France	7.6%
Italy	5.5%
Switzerland	3.7%
Australia	3.4%
Other	10.2%
Total	100%

Top Five Issuers

(% of total long-term
investments)

Citigroup Inc.	3.7%
Lloyds Banking Group PLC	3.7%
JPMorgan Chase & Company	3.5%
Assured Guaranty Limited	3.3%
Wells Fargo & Company	3.1%

Portfolio Credit Quality

(% of total long-term fixed-income
investments)

A	4.0%
BBB	49.5%
BB or Lower	43.5%
N/R (not rated)	3.0%
Total	100%

1	Includes 1.4% (as a percentage of total investments) in emerging market countries.

NUVEEN	23

JPS

Nuveen Preferred and Income Securities Fund

Performance Overview and Holding Summaries as of January 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JPS at Common Share NAV	2.94%	14.50%	8.88%	6.44%
JPS at Common Share Price	(4.93)%	5.65%	8.04%	5.99%
ICE BofAML U.S. All Capital Securities Index	0.26%	7.07%	6.32%	6.72%
JPS Blended Benchmark	2.02%	10.08%	6.05%	5.34%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment. Performance for indexes that were created after the Fund’s inception are linked to the Fund’s previous benchmark.

Common Share Price Performance — Weekly Closing Price

24	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	69.9%
Contingent Capital Securities	55.8%
$25 Par (or similar) Retail Preferred	15.6%
Investment Companies	1.1%
Corporate Bonds	0.8%
Convertible Preferred Securities	0.8%
Repurchase Agreements	3.3%
Other Assets Less Liabilities	2.4%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	149.7%
Borrowings	(40.2)%
Reverse Repurchase Agreements	(9.5)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	52.0%
Insurance	17.9%
Capital Markets	9.3%
Other	17.7%
Investment Companies	0.8%
Repurchase Agreements	2.3%
Total	100%

Country Allocation1

(% of total investments)

United States	47.9%
United Kingdom	18.3%
France	10.9%
Switzerland	6.9%
Sweden	3.4%
Other	12.6%
Total	100%

Top Five Issuers

(% of total long-term
investments)

Lloyds Banking Group PLC	4.7%
HSBC Holdings PLC	4.1%
JPMorgan Chase & Company	4.1%
Barclays PLC	3.9%
UBS Group AG	3.7%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

A	5.5%
BBB	68.2%
BB or Lower	26.3%
Total	100%

1	Includes 2.4% (as a percentage of total investments) in emerging market countries.

NUVEEN	25

JPT

Nuveen Preferred and Income 2022 Term Fund

Performance Overview and Holding Summaries as of January 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JPI at Common Share NAV	0.13%	7.06%	6.73%
JPI at Common Share Price	(3.68)%	0.13%	(0.26)%
ICE BofAML U.S. All Capital Securities Index	0.26%	7.07%	7.24%

Since inception returns are from 1/26/17. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

26	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	97.5%
$25 Par (or similar) Retail Preferred	25.8%
Repurchase Agreements	1.2%
Other Assets Less Liabilities	0.5%
Net Assets Plus Borrowings	125.0%
Borrowings	(25.0)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	33.4%
Insurance	20.8%
Capital Markets	10.7%
Food Products	7.2%
Diversified Financial Services	4.6%
U.S. Agency	3.3%
Other	19.0%
Repurchase Agreements	1.0%
Total	100%

Country Allocation1

(% of total investments)

United States	73.4%
United Kingdom	6.8%
Australia	5.4%
France	4.3%
Canada	2.7%
Other	7.4%
Total	100%

Top Five Issuers

(% of total long-term investments)

Bank of America Corporation	4.8%
Morgan Stanley	4.4%
Wells Fargo & Company	4.3%
Assured Guaranty Limited	4.3%
Citigroup Inc.	4.2%

Portfolio Credit Quality

(% of total long-term
fixed-income investments)

A	9.9%
BBB	58.9%
BB or Lower	27.2%
N/R (not rated)	4.0%
Total	100%

1	Includes 1.8% (as a percentage of total investments) in emerging market countries.

NUVEEN	27

JPC

Nuveen Preferred and Income Opportunities Fund
Portfolio of Investments	January 31, 2018 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 147.7% (98.7% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 68.6% (45.8% of Total Investments)

	Automobiles – 1.7%

$17,805	General Motors Financial Company Inc.	5.750%	N/A (3)	BB+	$18,383,662

	Banks – 33.2%

33,945	Bank of America Corporation, (4)	6.500%	N/A (3)	BBB–	37,975,968
9,265	Bank of America Corporation	6.300%	N/A (3)	BBB–	10,376,800
3,535	Bank of America Corporation	8.000%	N/A (3)	BBB–	3,582,475
1,895	Bank of America Corporation, (5)	8.125%	N/A (3)	BBB–	1,932,900
3,575	Barclays Bank PLC, 144A, (5)	10.180%	6/12/21	A–	4,313,942
10,675	CIT Group Inc., Series A	5.800%	N/A (3)	B+	10,888,500
16,975	Citigroup Inc.	6.250%	N/A (3)	BB+	18,460,312
8,885	Citigroup Inc.	6.125%	N/A (3)	BB+	9,394,999
805	Citigroup Inc.	5.950%	N/A (3)	BB+	840,219
13,690	Citigroup Inc.	5.875%	N/A (3)	BB+	14,169,150
2,925	Citigroup Inc.	5.800%	N/A (3)	BB+	3,031,031
8,414	Citizens Financial Group Inc.	5.500%	N/A (3)	BB+	8,642,861
4,690	Cobank Agricultural Credit Bank, (4)	6.250%	N/A (3)	BBB+	5,114,674
4,960	Commerzbank AG, 144A, (5)	8.125%	9/19/23	BBB	5,914,540
4,204	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (3)	BBB+	6,810,480
32,580	JP Morgan Chase & Company	6.750%	N/A (3)	BBB–	36,408,150
125	JP Morgan Chase & Company	6.100%	N/A (3)	BBB–	133,359
11,290	JP Morgan Chase & Company	5.300%	N/A (3)	BBB–	11,631,523
10,575	JP Morgan Chase & Company	7.900%	N/A (3)	BBB–	10,720,406
4,485	KeyCorp Convertible Preferred Stock	5.000%	N/A (3)	Baa3	4,563,488
22,925	Lloyds Bank PLC, 144A, (4)	12.000%	N/A (3)	BBB–	30,597,700
6,520	M&T Bank Corporation, (4)	6.450%	N/A (3)	Baa2	7,359,450
5,715	M&T Bank Corporation	5.125%	N/A (3)	Baa2	5,999,321
3,655	PNC Financial Services	5.000%	N/A (3)	Baa2	3,832,268
26,603	PNC Financial Services Inc., (4)	6.750%	N/A (3)	Baa2	29,030,523
4,633	Royal Bank of Scotland Group PLC	7.648%	N/A (3)	Ba2	6,092,395
5,325	SunTrust Bank Inc.	5.625%	N/A (3)	Baa3	5,524,688
8,450	SunTrust Bank Inc.	5.050%	N/A (3)	Baa3	8,471,125
250	US Bancorp, Convertible Bonds, Floating Rate	5.125%	N/A (3)	A3	259,375
3,750	Wachovia Capital Trust III	5.570%	N/A (3)	Baa2	3,767,813
5,465	Wells Fargo & Company	7.980%	N/A (3)	Baa2	5,516,371
4,605	Wells Fargo & Company	5.900%	N/A (3)	Baa2	4,876,695
35,380	Wells Fargo & Company, (4)	5.875%	N/A (3)	Baa2	38,482,826
9,666	Zions Bancorporation	7.200%	N/A (3)	BB–	10,825,920
	Total Banks				365,542,247

	Capital Markets – 2.2%

2,320	Bank of New York Mellon	4.950%	N/A (3)	Baa1	2,372,780
11,375	Goldman Sachs Group Inc.	5.375%	N/A (3)	Ba1	11,744,687
2,945	Goldman Sachs Group Inc.	5.300%	N/A (3)	Ba1	3,066,481
5,140	Morgan Stanley	5.550%	N/A (3)	BB+	5,313,475
1,725	State Street Corporation	5.250%	N/A (3)	Baa1	1,798,313
	Total Capital Markets				24,295,736

	Commercial Services & Supplies – 0.6%

6,430	AerCap Global Aviation Trust, 144A, (5)	6.500%	6/15/45	BB	7,008,700

	Consumer Finance – 2.5%

4,396	American Express Company	5.200%	N/A (3)	Baa2	4,500,405
2,160	American Express Company	4.900%	N/A (3)	Baa2	2,192,400

28	NUVEEN

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance (continued)

$12,455	Capital One Financial Corporation	5.550%	N/A (3)	Baa3	$12,859,787
7,920	Discover Financial Services	5.500%	N/A (3)	BB–	8,043,751
	Total Consumer Finance				27,596,343

	Diversified Financial Services – 3.2%

5,670	BNP Paribas, 144A	7.195%	N/A (3)	BBB	6,555,938
14,800	Compeer Financial ACA., 144A, (5)	6.750%	N/A (3)	BB	16,176,400
2,300	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (3)	A	2,369,000
7,443	Rabobank Nederland, 144A	11.000%	N/A (3)	Baa2	8,215,211
1,955	Voya Financial Inc., (5)	5.650%	5/15/53	Baa3	2,077,188
	Total Diversified Financial Services				35,393,737

	Electric Utilities – 3.0%

3,620	Electricite de France, 144A	5.250%	N/A (3)	BBB	3,719,550
25,485	Emera, Inc., (4), (5)	6.750%	6/15/76	BBB–	28,798,050
	Total Electric Utilities				32,517,600

	Energy Equipment & Services – 0.7%

7,571	Transcanada Trust, (4), (5)	5.875%	8/15/76	BBB	8,244,819

	Equity Real Estate Investment Trusts – 1.3%

12	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (3)	Ba1	14,660,513

	Food Products – 4.5%

2,245	Dairy Farmers of America Inc., 144A	7.125%	N/A (3)	Baa3	2,475,113
6,490	Land O’ Lakes Incorporated, 144A	7.250%	N/A (3)	BB	7,220,125
34,865	Land O’ Lakes Incorporated, 144A	8.000%	N/A (3)	BB	39,571,774
	Total Food Products				49,267,012

	Industrial Conglomerates – 3.6%

39,156	General Electric Capital Corporation	5.000%	N/A (3)	A–	39,547,560

	Insurance – 10.6%

1,205	AXA SA, (5)	8.600%	12/15/30	A3	1,714,354
29,510	Financial Security Assurance Holdings, 144A, (5)	6.400%	12/15/66	BBB+	29,362,450
7,000	Friends Life Group PLC, Reg S	7.875%	N/A (3)	A–	7,255,500
2,108	La Mondiale SAM, Reg S	7.625%	N/A (3)	BBB	2,215,065
7,117	Liberty Mutual Group, 144A, (4)	7.800%	3/15/37	Baa3	9,003,005
9,335	MetLife Capital Trust IV, 144A, (4)	7.875%	12/15/37	BBB	12,304,697
4,425	MetLife Inc.	5.250%	N/A (3)	BBB	4,547,130
5,760	MetLife Inc., 144A, (4), (5)	9.250%	4/08/38	BBB	8,460,000
1,150	Nationwide Financial Services Capital Trust, (4), (5)	7.899%	3/01/37	Baa2	1,273,794
9,550	Nationwide Financial Services Inc., (4)	6.750%	5/15/37	Baa2	10,696,000
900	Principal Financial Group	4.700%	5/15/55	Baa2	918,000
6,855	Provident Financing Trust I, (5)	7.405%	3/15/38	Baa3	7,832,523
3,315	Prudential Financial Inc., (5)	5.875%	9/15/42	BBB+	3,629,925
1,270	Prudential Financial Inc., (5)	5.625%	6/15/43	BBB+	1,381,379
2,540	QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB	2,858,770
11,875	QBE Insurance Group Limited, 144A, (5)	7.500%	11/24/43	Baa2	13,671,094
	Total Insurance				117,123,686

	Machinery – 0.2%

2,215	Stanley Black & Decker Inc., (5)	5.750%	12/15/53	BBB+	2,281,450

	Media – 0.1%

1,285	Viacom Inc., (5)	5.875%	2/28/57	Ba1	1,305,133

	Metals & Mining – 0.5%

4,625	BHP Billiton Finance USA Limited, 144A	6.250%	10/19/75	A–	4,966,094

NUVEEN	29

JPC	Nuveen Preferred and Income Opportunities Fund
	Portfolio of Investments (continued)	January 31, 2018 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels – 0.2%

$1,790	Enterprise Products Operating LLP, (5)	5.250%	8/16/77	Baa2	$1,785,525

	U.S. Agency – 0.5%

4,700	Farm Credit Bank of Texas, 144A, (5)	10.000%	N/A (3)	Baa1	5,522,500
	Total $1,000 Par (or similar) Institutional Preferred (cost $709,657,950)				755,442,317

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 43.5% (29.1% of Total Investments)

	Banks – 11.1%

134,000	Cowen Group, Inc.	7.350%		N/R	$3,370,100
126,000	AgriBank FCB, (6)	6.875%		BBB+	13,812,750
86,444	Boston Private Financial Holdings Inc.	6.950%		N/R	2,220,746
148,791	Citigroup Inc.	8.125%		BB+	3,791,195
538,298	Citigroup Inc., (5)	7.125%		BB+	15,201,535
172,975	Cobank Agricultural Credit Bank, 144A, (6)	6.250%		BBB+	18,378,594
73,511	Cobank Agricultural Credit Bank, (6)	6.200%		BBB+	7,865,677
38,725	Cobank Agricultural Credit Bank, (6)	6.125%		BBB+	3,882,181
148,251	Countrywide Capital Trust III	7.000%		BBB–	3,792,261
218,164	Fifth Third Bancorp., (5)	6.625%		Baa3	6,169,678
178,757	FNB Corporation, (4)	7.250%		Ba2	5,323,383
138,932	HSBC Holdings PLC, (5)	8.000%		BBB+	3,698,370
434,200	Huntington BancShares Inc.	6.250%		Baa3	11,601,824
109,175	KeyCorp Preferred Stock, (5)	6.125%		Baa3	3,084,740
82,000	People’s United Financial, Inc., (5)	5.625%		BB+	2,132,000
363,549	Regions Financial Corporation, (5)	6.375%		BB+	9,993,962
113,600	U.S. Bancorp., (5)	6.500%		A3	3,148,992
140,652	Western Alliance Bancorp., (4)	6.250%		N/R	3,607,724
39,465	Zions Bancorporation, (5)	6.300%		BB–	1,059,635
	Total Banks				122,135,347

	Capital Markets – 8.2%

159,589	Apollo Investment Corporation, (4)	6.875%		BBB–	4,085,478
170,450	B. Riley Financial Inc.	7.250%		N/R	4,269,773
142,980	B. Riley Financial, Inc.	7.500%		N/R	3,610,245
134,939	Charles Schwab Corporation	6.000%		BBB	3,539,450
129,169	Charles Schwab Corporation, (4)	5.950%		BBB	3,398,436
74,600	Goldman Sachs Group, Inc.	5.500%		Ba1	1,943,330
116,034	Hercules Technology Growth Capital Incorporated, (4)	6.250%		BBB–	2,941,462
370,280	Ladenburg Thalmann Financial Services Inc.	8.000%		N/R	9,386,598
1,054,488	Morgan Stanley, (4), (5)	7.125%		BB+	30,000,183
269,900	Morgan Stanley, (5)	6.875%		BB+	7,573,394
221,100	Morgan Stanley, (5)	5.850%		BB+	5,781,765
74,448	Northern Trust Corporation, (5)	5.850%		BBB+	1,955,004
145,905	Oaktree Specialty Lending Corporation, (4)	6.125%		BB	3,611,149
51,445	State Street Corporation, (5)	5.350%		Baa1	1,353,004
138,364	Stifel Financial Corporation, (5)	6.250%		BB–	3,625,137
111,601	Triangle Capital Corporation, (4)	6.375%		N/R	2,801,185
	Total Capital Markets				89,875,593

	Consumer Finance – 3.3%

169,911	Capital One Financial Corporation, (5)	6.700%		Baa3	4,502,642
1,219,645	GMAC Capital Trust I, (4)	5.785%		B+	31,735,163
	Total Consumer Finance				36,237,805

	Diversified Financial Services – 0.3%

141,562	Main Street Capital Corporation, (5)	6.125%		N/R	3,738,652

30	NUVEEN

Shares	Description (1)	Coupon	Ratings (2)	Value

	Diversified Telecommunication Services – 1.0%

334,132	Qwest Corporation, (4)	7.000%	BBB–	$7,264,030
197,715	Qwest Corporation, (4)	6.875%	BBB–	4,244,941
	Total Diversified Telecommunication Services			11,508,971

	Equity Real Estate Investment Trusts – 0.4%

46,684	Colony Northstar, Inc., (4)	8.250%	N/R	1,175,970
147,988	Senior Housing Properties Trust, (4), (5)	5.625%	BBB–	3,684,901
	Total Equity Real Estate Investment Trusts			4,860,871

	Food Products – 3.9%

365,568	CHS Inc., (4), (5)	7.875%	N/R	10,517,391
517,590	CHS Inc., (5)	7.100%	N/R	13,995,634
486,440	CHS Inc., (5)	6.750%	N/R	12,822,559
23,000	Dairy Farmers of America Inc., 144A, (6)	7.875%	Baa3	2,367,057
24,500	Dairy Farmers of America Inc., 144A, (6)	7.875%	Baa3	2,804,103
	Total Food Products			42,506,744

	Insurance – 8.6%

23,337	Allstate Corporation	6.750%	BBB–	600,694
302,283	Argo Group US Inc., (4)	6.500%	BBB–	7,653,806
394,916	Aspen Insurance Holdings Limited, (5)	5.950%	BBB–	10,315,206
73,500	Aspen Insurance Holdings Limited, (5)	5.625%	BBB–	1,814,715
125,700	Axis Capital Holdings Limited, (5)	5.500%	BBB	3,043,197
56,900	Delphi Financial Group, Inc., (5), (6)	1.872%	BB+	1,322,925
217,135	Hartford Financial Services Group Inc., (4), (5)	7.875%	BBB–	6,305,600
604,007	Kemper Corporation, (4)	7.375%	Ba1	15,553,180
365,333	Maiden Holdings Limited, (5)	8.250%	N/R	8,263,833
315,441	Maiden Holdings NA Limited, (4)	7.750%	N/R	6,942,857
106,195	National General Holding Company	7.625%	N/R	2,623,547
76,400	National General Holding Company, (5)	7.500%	N/R	1,834,364
153,954	National General Holding Company, (5)	7.500%	N/R	3,659,487
104,443	PartnerRe Limited, (4), (5)	7.250%	Baa2	2,876,360
199,596	Reinsurance Group of America Inc., (4), (5)	6.200%	BBB	5,556,752
411,700	Reinsurance Group of America, Inc., (4), (5)	5.750%	BBB	11,074,730
220,272	Torchmark Corporation, (4), (5)	6.125%	BBB+	5,731,477
	Total Insurance			95,172,730

	Mortgage Real Estate Investment Trusts – 0.9%

178,638	Arbor Realty Trust Incorporated	7.375%	N/R	4,560,628
96,986	MFA Financial Inc., (5)	8.000%	N/R	2,510,968
107,000	Wells Fargo REIT, (5)	6.375%	BBB	2,755,250
	Total Mortgage Real Estate Investment Trusts			9,826,846

	Oil, Gas & Consumable Fuels – 0.9%

80,400	Nustar Energy LP, (5)	8.500%	B1	2,027,688
50,000	Nustar Energy LP	7.625%	B1	1,181,500
256,105	Nustar Logistics Limited Partnership, (5)	8.456%	B+	6,497,384
	Total Oil, Gas & Consumable Fuels			9,706,572

	Thrifts & Mortgage Finance – 1.5%

194,503	Federal Agricultural Mortgage Corporation, (4), (5)	6.875%	N/R	5,280,756
143,124	Federal Agricultural Mortgage Corporation, (5)	6.000%	N/R	3,828,567
279,100	New York Community Bancorp Inc., (5)	6.375%	Ba1	7,812,009
	Total Thrifts & Mortgage Finance			16,921,332

	U.S. Agency – 2.4%

246,300	Farm Credit Bank of Texas, 144A, (6)	6.750%	Baa1	26,785,125

NUVEEN	31

JPC	Nuveen Preferred and Income Opportunities Fund
	Portfolio of Investments (continued)	January 31, 2018 (Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value

	Wireless Telecommunication Services – 1.0%

415,473	United States Cellular Corporation, (4)	7.250%		Ba1	$10,424,218
	Total $25 Par (or similar) Retail Preferred (cost $464,845,098)				479,700,806

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 24.2% (16.2% of Total Investments) (7)

	Banks – 19.9%

$2,820	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A	6.750%	N/A (3)	Baa2	$3,176,025
7,916	Banco Bilbao Vizcaya Argentaria S.A	6.125%	N/A (3)	Ba2	8,236,598
3,600	Banco Bilbao Vizcaya Argentaria S.A, Reg S	9.000%	N/A (3)	BB	3,649,853
1,205	Banco Mercantil del Norte, 144A	7.625%	N/A (3)	BB	1,335,441
1,200	Banco Santander SA, Reg S	6.375%	N/A (3)	Ba1	1,226,472
8,110	Barclays PLC, Reg S	7.875%	N/A (3)	BB+	8,866,176
14,135	Barclays PLC	8.250%	N/A (3)	BB+	14,718,633
12,535	Credit Agricole SA, 144A	8.125%	N/A (3)	BBB–	15,007,103
9,585	Credit Agricole SA, 144A	7.875%	N/A (3)	BBB–	10,885,224
1,750	HSBC Holdings PLC	6.000%	N/A (3)	BBB	1,830,938
5,115	HSBC Holdings PLC	6.875%	N/A (3)	BBB	5,492,231
5,055	ING Groep N.V	6.500%	N/A (3)	BBB–	5,446,763
1,000	ING Groep N.V, Reg S	6.875%	N/A (3)	BBB–	1,083,804
22,550	Intesa Sanpaolo SpA, 144A	7.700%	N/A (3)	BB–	25,086,874
24,470	Lloyds Banking Group PLC	7.500%	N/A (3)	BB+	27,620,513
5,000	Nordea Bank AB, 144A	6.125%	N/A (3)	BBB	5,365,250
8,405	Royal Bank of Scotland Group PLC	8.625%	N/A (3)	Ba3	9,382,081
1,500	Royal Bank of Scotland Group PLC	8.000%	N/A (3)	Ba3	1,716,570
11,105	Royal Bank of Scotland Group PLC	7.500%	N/A (3)	Ba3	11,757,419
9,846	Societe Generale, 144A	7.875%	N/A (3)	BB+	11,150,595
7,795	Societe Generale, 144A	7.375%	N/A (3)	BB+	8,408,856
6,485	Standard Chartered PLC, 144A	7.750%	N/A (3)	Ba1	7,133,500
2,660	Standard Chartered PLC, 144A	7.500%	N/A (3)	Ba1	2,866,150
2,600	Standard Chartered PLC, 144A	6.500%	N/A (3)	Ba1	2,678,380
22,575	UniCredit SpA, Reg S	8.000%	N/A (3)	B+	25,078,613
199,017	Total Banks				219,200,062

	Capital Markets – 3.3%

1,600	Credit Suisse Group AG, Reg S	7.125%	N/A (3)	Ba2	1,742,000
12,820	Credit Suisse Group AG, 144A	7.500%	N/A (3)	BB	14,582,750
2,900	Macquarie Bank Limited, 144A	6.125%	N/A (3)	Ba1	3,008,750
4,355	UBS Group AG, Reg S	7.125%	N/A (3)	BBB–	4,586,991
11,230	UBS Group AG, Reg S	7.000%	N/A (3)	BBB–	12,689,900
32,905	Total Capital Markets				36,610,391

	Diversified Financial Services – 1.0%

6,065	BNP Paribas, 144A	7.375%	N/A (3)	BBB–	6,967,169
3,170	BNP Paribas, 144A	7.625%	N/A (3)	BBB–	3,459,263
9,235	Total Diversified Financial Services				10,426,432
$241,157	Total Contingent Capital Securities (cost $253,643,559)				266,236,885

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 10.0% (6.7% of Total Investments)

	Automobiles – 0.3%

$2,825	Ford Motor Company	7.450%	7/16/31	BBB	$3,590,586

32	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Biotechnology – 0.3%

$3,500	AMAG Pharmaceuticals Inc., 144A, (4)	7.875%	9/01/23	Ba3	$3,325,000

	Capital Markets – 0.4%

3,960	Donnelley Financial Solutions, Inc., (4)	8.250%	10/15/24	B	4,187,700

	Chemicals – 0.5%

4,675	CVR Partners LP / CVR Nitrogen Finance Corp., 144A, (4)	9.250%	6/15/23	B+	4,996,406

	Commercial Services & Supplies – 0.6%

6,040	GFL Environmental Corporation, 144A, (4)	9.875%	2/01/21	B–	6,364,650

	Consumer Finance – 0.7%

6,975	Navient Corporation, (4)	8.000%	3/25/20	BB	7,539,626

	Diversified Telecommunication Services – 0.2%

2,300	Frontier Communications Corporation, (4)	11.000%	9/15/25	B+	1,799,750

	Equity Real Estate Investment Trusts – 0.7%

8,175	Communications Sales & Leasing Inc., (4)	8.250%	10/15/23	BB–	7,745,813

	Food Products – 0.1%

1,310	Land O Lakes Capital Trust I, 144A, (5)	7.450%	3/15/28	Ba1	1,486,850

	Health Care Providers & Services – 0.7%

7,720	Kindred Healthcare Inc., (4)	8.000%	1/15/20	B–	8,236,275

	Insurance – 0.2%

2,010	Security Benefit Life Insurance Company, 144A, (5)	7.450%	10/01/33	BBB	2,436,737

	IT Services – 0.2%

2,350	First Data Corporation, 144A	7.000%	12/01/23	B	2,474,856

	Media – 1.6%

10,425	Dish DBS Corporation, (4)	7.750%	7/01/26	Ba3	10,711,687
5,875	Viacom Inc., (4)	6.875%	4/30/36	BBB	6,996,663
16,300	Total Media				17,708,350

	Oil, Gas & Consumable Fuels – 0.7%

7,200	Enviva Parnters LP / Enviva Partners Finance Corp.	8.500%	11/01/21	BB–	7,695,000

	Software – 0.4%

4,175	Conduent Finance Inc. / Xerox Business Services LLC, 144A, (4)	10.500%	12/15/24	BB	4,875,565

	Specialty Retail – 0.6%

6,450	L Brands, Inc., (4)	6.875%	11/01/35	BB+	6,595,125

	Technology Hardware, Storage & Peripherals – 1.5%

13,885	Western Digital Corporation, (4)	10.500%	4/01/24	Baa3	16,235,036

	Wireless Telecommunication Services – 0.3%

3,375	Altice Financing SA, 144A, (4)	7.500%	5/15/26	BB–	3,503,689
$103,225	Total Corporate Bonds (cost $109,831,291)				110,797,014

NUVEEN	33

JPC	Nuveen Preferred and Income Opportunities Fund
	Portfolio of Investments (continued)	January 31, 2018 (Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 1.1% (0.7% of Total Investments)

	Electric Utilities – 1.1%

167,100	NextEra Energy Inc., (4)	6.371%		BBB	$11,857,416
	Total Convertible Preferred Securities (cost $10,100,296)				11,857,416

Shares	Description (1)				Value

	COMMON STOCKS – 0.3% (0.2% of Total Investments)

	Capital Markets – 0.3%

184,035	Ares Capital Corporation, (5)				$2,935,358
	Total Common Stocks (cost $3,036,662)				2,935,358
	Total Long-Term Investments (cost $1,551,114,856)				1,626,969,796

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 2.0% (1.3% of Total Investments)

	REPURCHASE AGREEMENTS – 2.0% (1.3% of Total Investments)

$21,717	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/18, repurchase price $21,717,365, collateralized by: $3,575,000 U.S. Treasury Notes, 1.875%, due 9/30/22, value $3,500,669; $18,955,000 U.S. Treasury Notes, 1.875%, due 3/31/22, value $18,652,364	0.540%	2/01/18		$21,717,039
	Total Short-Term Investments (cost $21,717,039)				21,717,039
	Total Investments (cost $1,572,831,895) – 149.7%				1,648,686,835
	Borrowings – (39.7)% (8), (9)				(437,000,000)
	Reverse Repurchase Agreements – (11.4)% (10)				(125,000,000)
	Other Assets Less Liabilities – 1.4% (11)				14,541,215
	Net Assets Applicable to Common Shares – 100%				$1,101,228,050

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (12)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$277,500,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$9,697,121	$9,697,121
Total unrealized appreciation on interest rate swaps										$9,697,121

34	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Perpetual security. Maturity date is not applicable.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $291,700,080 have been pledged as collateral for reverse repurchase agreements.

(5)	Investment, or portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Fund Leverage, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $342,175,999.

(6)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms for the benefit of the issuer. For example the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(8)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $1,076,388,657 have been pledged as collateral for borrowings.

(9)	Borrowings as a percentage of Total Investments is 26.5%.

(10)	Reverse Repurchase Agreements as a percentage of Total Investments is 7.6%.

(11)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(12)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

LIBOR	London Inter-Bank Offered Rate

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

NUVEEN	35

JPI

Nuveen Preferred and Income Term Fund
Portfolio of Investments	January 31, 2018 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 136.7% (99.7% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 63.8% (46.5% of Total Investments)

	Automobiles – 1.1%

$6,120	General Motors Financial Company Inc.	5.750%	N/A (3)	BB+	$6,318,900

	Banks – 24.7%

5,720	Bank of America Corporation	6.500%	N/A (3)	BBB–	6,399,250
5,675	Bank of America Corporation	6.300%	N/A (3)	BBB–	6,356,000
3,366	Bank of America Corporation	8.000%	N/A (3)	BBB–	3,411,205
870	Bank of America Corporation	8.125%	N/A (3)	BBB–	887,400
4,000	Barclays Bank PLC, 144A, (4)	10.180%	6/12/21	A–	4,826,788
9,315	Citigroup Inc.	6.125%	N/A (3)	BB+	9,849,681
510	Citigroup Inc.	5.950%	N/A (3)	BB+	532,313
10,935	Citigroup Inc.	5.875%	N/A (3)	BB+	11,317,724
4,540	Citizens Financial Group Inc.	5.500%	N/A (3)	BB+	4,663,488
4,265	Commerzbank AG, 144A	8.125%	9/19/23	BBB	5,085,789
4,351	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (3)	BBB+	7,048,620
13,479	JP Morgan Chase & Company	6.750%	N/A (3)	BBB–	15,062,782
12,425	JP Morgan Chase & Company	5.300%	N/A (3)	BBB–	12,800,855
3,670	KeyCorp Convertible Preferred Stock	5.000%	N/A (3)	Baa3	3,734,225
3,000	Lloyds Bank PLC, 144A	12.000%	N/A (3)	BBB–	4,004,061
1,340	M&T Bank Corporation	6.450%	N/A (3)	Baa2	1,512,525
5,010	M&T Bank Corporation	5.125%	N/A (3)	Baa2	5,259,248
3,895	PNC Financial Services	5.000%	N/A (3)	Baa2	4,083,908
4,855	PNC Financial Services Inc.	6.750%	N/A (3)	Baa2	5,298,019
4,201	Royal Bank of Scotland Group PLC	7.648%	N/A (3)	Ba2	5,524,315
4,980	SunTrust Bank Inc.	5.050%	N/A (3)	Baa3	4,992,450
270	US Bancorp, Convertible Bonds, Floating Rate	5.125%	N/A (3)	A3	280,125
3,010	Wachovia Capital Trust III	5.570%	N/A (3)	Baa2	3,024,298
4,478	Wells Fargo & Company	7.980%	N/A (3)	Baa2	4,519,589
4,131	Wells Fargo & Company	5.900%	N/A (3)	Baa2	4,374,729
9,465	Wells Fargo & Company	5.875%	N/A (3)	Baa2	10,295,080
	Total Banks				145,144,467

	Capital Markets – 3.2%

2,100	Bank of New York Mellon	4.950%	N/A (3)	Baa1	2,147,775
9,440	Goldman Sachs Group Inc.	5.375%	N/A (3)	Ba1	9,746,800
3,775	Goldman Sachs Group Inc.	5.300%	N/A (3)	Ba1	3,930,719
1,300	Morgan Stanley	5.550%	N/A (3)	BB+	1,343,875
1,355	State Street Corporation	5.250%	N/A (3)	Baa1	1,412,588
	Total Capital Markets				18,581,757

	Commercial Services & Supplies – 1.0%

5,495	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB	5,989,550

	Consumer Finance – 3.1%

3,635	American Express Company	5.200%	N/A (3)	Baa2	3,721,331
2,000	American Express Company	4.900%	N/A (3)	Baa2	2,030,000
7,600	Capital One Financial Corporation	5.550%	N/A (3)	Baa3	7,847,000
4,465	Discover Financial Services	5.500%	N/A (3)	BB–	4,534,766
	Total Consumer Finance				18,133,097

	Diversified Financial Services – 6.1%

5,875	BNP Paribas, 144A	7.195%	N/A (3)	BBB	6,792,969
15,700	Compeer Financial ACA., 144A	6.750%	N/A (3)	BB	17,160,100
2,500	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (3)	A	2,575,000

36	NUVEEN

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services (continued)

$6,333	Rabobank Nederland, 144A	11.000%	N/A (3)	Baa2	$6,989,496
2,052	Voya Financial Inc., (4)	5.650%	5/15/53	Baa3	2,180,250
	Total Diversified Financial Services				35,697,815

	Electric Utilities – 2.4%

2,370	Electricite de France, 144A	5.250%	N/A (3)	BBB	2,435,175
10,525	Emera, Inc., (4)	6.750%	6/15/76	BBB–	11,893,250
	Total Electric Utilities				14,328,425

	Equity Real Estate Investment Trusts – 2.6%

12,298	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (3)	Ba1	15,403,245

	Food Products – 3.3%

2,360	Dairy Farmers of America Inc., 144A	7.125%	N/A (3)	Baa3	2,601,900
1,410	Land O Lakes Capital Trust I, 144A, (4)	7.450%	3/15/28	Ba1	1,600,350
3,120	Land O’ Lakes Incorporated, 144A	7.250%	N/A (3)	BB	3,471,000
10,170	Land O’ Lakes Incorporated, 144A	8.000%	N/A (3)	BB	11,542,950
	Total Food Products				19,216,200

	Industrial Conglomerates – 3.4%

19,872	General Electric Capital Corporation	5.000%	N/A (3)	A–	20,070,720

	Insurance – 11.6%

26,750	Financial Security Assurance Holdings, 144A, (4)	6.400%	12/15/66	BBB+	26,616,250
2,299	La Mondiale SAM, Reg S	7.625%	N/A (3)	BBB	2,415,766
3,655	MetLife Inc.	5.250%	N/A (3)	BBB	3,755,878
4,770	MetLife Inc., 144A, (4)	9.250%	4/08/38	BBB	7,005,938
7,703	Provident Financing Trust I, (4)	7.405%	3/15/38	Baa3	8,801,448
3,325	Prudential Financial Inc., (4)	5.875%	9/15/42	BBB+	3,640,875
2,335	QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB	2,628,043
11,260	QBE Insurance Group Limited, 144A, (4)	7.500%	11/24/43	Baa2	12,963,074
	Total Insurance				67,827,272

	Media – 0.3%

1,935	Viacom Inc.	5.875%	2/28/57	Ba1	1,965,317

	Metals & Mining – 0.8%

4,370	BHP Billiton Finance USA Limited, 144A	6.250%	10/19/75	A–	4,692,288

	U.S. Agency – 0.2%

752	Farm Credit Bank of Texas, 144A	10.000%	N/A (3)	Baa1	883,600
	Total $1,000 Par (or similar) Institutional Preferred (cost $347,710,850)				374,252,653

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 40.4% (29.5% of Total Investments) (5)

	Banks – 32.8%

$2,450	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A	6.750%	N/A (3)	Baa2	$2,759,313
6,959	Banco Bilbao Vizcaya Argentaria S.A	6.125%	N/A (3)	Ba2	7,240,631
2,600	Banco Bilbao Vizcaya Argentaria S.A, Reg S	9.000%	N/A (3)	BB	2,636,005
1,110	Banco Mercantil del Norte, 144A	7.625%	N/A (3)	BB	1,230,158
1,200	Banco Santander SA, Reg S	6.375%	N/A (3)	Ba1	1,226,472
6,145	Barclays PLC, Reg S	7.875%	N/A (3)	BB+	6,717,960
12,580	Barclays PLC	8.250%	N/A (3)	BB+	13,099,427
10,184	Credit Agricole SA, 144A	8.125%	N/A (3)	BBB–	12,192,448
8,175	Credit Agricole SA, 144A	7.875%	N/A (3)	BBB–	9,283,955

NUVEEN	37

JPI	Nuveen Preferred and Income Term Fund
	Portfolio of Investments (continued)	January 31, 2018 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$1,500	HSBC Holdings PLC	6.000%	N/A (3)	BBB	$1,569,375
3,790	HSBC Holdings PLC	6.875%	N/A (3)	BBB	4,069,513
6,890	ING Groep N.V	6.500%	N/A (3)	BBB–	7,423,975
1,000	ING Groep N.V, Reg S	6.875%	N/A (3)	BBB–	1,083,804
20,000	Intesa Sanpaolo SpA, 144A	7.700%	N/A (3)	BB–	22,250,000
22,460	Lloyds Banking Group PLC	7.500%	N/A (3)	BB+	25,351,725
4,390	Nordea Bank AB, 144A	6.125%	N/A (3)	BBB	4,710,690
5,360	Royal Bank of Scotland Group PLC	8.625%	N/A (3)	Ba3	5,983,100
6,000	Royal Bank of Scotland Group PLC	8.000%	N/A (3)	Ba3	6,866,280
5,970	Royal Bank of Scotland Group PLC	7.500%	N/A (3)	Ba3	6,320,738
8,878	Societe Generale, 144A	7.875%	N/A (3)	BB+	10,054,334
7,215	Societe Generale, 144A	7.375%	N/A (3)	BB+	7,783,181
5,600	Standard Chartered PLC, 144A	7.750%	N/A (3)	Ba1	6,160,000
2,530	Standard Chartered PLC, 144A	7.500%	N/A (3)	Ba1	2,726,075
2,240	Standard Chartered PLC, 144A	6.500%	N/A (3)	Ba1	2,307,527
19,515	UniCredit SpA, Reg S	8.000%	N/A (3)	B+	21,679,253
174,741	Total Banks				192,725,939

	Capital Markets – 5.9%

1,400	Credit Suisse Group AG, Reg S	7.125%	N/A (3)	Ba2	1,524,250
11,007	Credit Suisse Group AG, 144A	7.500%	N/A (3)	BB	12,520,462
4,500	Macquarie Bank Limited, 144A	6.125%	N/A (3)	Ba1	4,668,750
3,762	UBS Group AG, Reg S	7.125%	N/A (3)	BBB–	3,962,402
10,635	UBS Group AG, Reg S	7.000%	N/A (3)	BBB–	12,017,550
31,304	Total Capital Markets				34,693,414

	Diversified Financial Services – 1.7%

5,330	BNP Paribas, 144A	7.375%	N/A (3)	BBB–	6,122,837
3,360	BNP Paribas, 144A	7.625%	N/A (3)	BBB–	3,666,600
8,690	Total Diversified Financial Services				9,789,437
$214,735	Total Contingent Capital Securities (cost $224,091,066)				237,208,790

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 32.1% (23.4% of Total Investments)

	Banks – 9.4%

115,900	AgriBank FCB, (6)	6.875%		BBB+	$12,705,537
274,167	Citigroup Inc., (4)	7.125%		BB+	7,742,476
155,800	Cobank Agricultural Credit Bank, 144A, (6)	6.250%		BBB+	16,553,750
40,797	Cobank Agricultural Credit Bank, (6)	6.200%		BBB+	4,365,279
107,726	Fifth Third Bancorp., (4)	6.625%		Baa3	3,046,491
157,500	Huntington BancShares Inc.	6.250%		Baa3	4,208,400
192,878	Regions Financial Corporation, (4)	6.375%		BB+	5,302,216
41,069	Zions Bancorporation, (4)	6.300%		BB–	1,102,703
	Total Banks				55,026,852

	Capital Markets – 4.4%

54,600	Goldman Sachs Group, Inc.	5.500%		Ba1	1,422,330
342,100	Morgan Stanley, (4)	7.125%		BB+	9,732,745
235,300	Morgan Stanley, (4)	6.875%		BB+	6,602,518
191,400	Morgan Stanley, (4)	5.850%		BB+	5,005,110
61,000	Northern Trust Corporation, (4)	5.850%		BBB+	1,601,860
54,750	State Street Corporation, (4)	5.350%		Baa1	1,439,925
	Total Capital Markets				25,804,488

	Consumer Finance – 0.8%

185,926	GMAC Capital Trust I	5.785%		B+	4,837,795

38	NUVEEN

Shares	Description (1)	Coupon		Ratings (2)	Value

	Food Products – 3.1%

185,400	CHS Inc., (4)	7.875%		N/R	$5,333,958
161,100	CHS Inc., (4)	7.100%		N/R	4,356,144
141,800	CHS Inc., (4)	6.750%		N/R	3,737,848
24,000	Dairy Farmers of America Inc., 144A, (6)	7.875%		Baa3	2,469,972
20,500	Dairy Farmers of America Inc., 144A, (6)	7.875%		Baa3	2,346,291
	Total Food Products				18,244,213

	Insurance – 6.2%

324,957	Aspen Insurance Holdings Limited, (4)	5.950%		BBB–	8,487,877
62,000	Aspen Insurance Holdings Limited, (4)	5.625%		BBB–	1,530,780
108,900	Axis Capital Holdings Limited, (4)	5.500%		BBB	2,636,469
61,100	Delphi Financial Group, Inc., (4), (6)	1.872%		BB+	1,420,575
318,825	Kemper Corporation	7.375%		Ba1	8,209,744
163,333	Maiden Holdings NA Limited	7.750%		N/R	3,594,959
62,847	Reinsurance Group of America Inc., (4)	6.200%		BBB	1,749,660
239,900	Reinsurance Group of America, Inc., (4)	5.750%		BBB	6,453,310
74,800	Torchmark Corporation, (4)	6.125%		BBB+	1,946,296
	Total Insurance				36,029,670

	Mortgage Real Estate Investment Trusts – 0.5%

114,600	Wells Fargo REIT, (4)	6.375%		BBB	2,950,950

	Oil, Gas & Consumable Fuels – 1.3%

84,700	Nustar Energy LP, (4)	8.500%		B1	2,136,134
219,800	Nustar Logistics Limited Partnership, (4)	8.456%		B+	5,576,326
	Total Oil, Gas & Consumable Fuels				7,712,460

	Thrifts & Mortgage Finance – 2.3%

103,274	Federal Agricultural Mortgage Corporation, (4)	6.875%		N/R	2,803,889
145,808	Federal Agricultural Mortgage Corporation, (4)	6.000%		N/R	3,900,364
240,100	New York Community Bancorp Inc., (4)	6.375%		Ba1	6,720,399
	Total Thrifts & Mortgage Finance				13,424,652

	U.S. Agency – 4.1%

222,100	Farm Credit Bank of Texas, 144A, (6)	6.750%		Baa1	24,153,375
	Total $25 Par (or similar) Retail Preferred (cost $177,900,813)				188,184,455

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 0.4% (0.3% of Total Investments)

	Insurance – 0.4%

$1,685	Security Benefit Life Insurance Company, 144A	7.450%	10/01/33	BBB	$2,042,738
$1,685	Total Corporate Bonds (cost $1,992,307)				2,042,738
	Total Long-Term Investments (cost $751,695,036)				801,688,636

NUVEEN	39

JPI	Nuveen Preferred and Income Term Fund
	Portfolio of Investments (continued)	January 31, 2018 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.4% (0.3% of Total Investments)

	REPURCHASE AGREEMENTS – 0.4% (0.3% of Total Investments)

$2,595	Repurchase Agreement with Fixed Income Clearing Corporation dated 1/31/18, repurchase price $2,594,964, collateralized by $2,690,000 U.S. Treasury Notes, 1.875%, due 3/31/22, value $2,647,051	0.540%	2/01/18	$2,594,925
	Total Short-Term Investments (cost $2,594,925)			2,594,925
	Total Investments (cost $754,289,961) – 137.1%			804,283,561
	Borrowings – (38.4)% (7), (8)			(225,000,000)
	Other Assets Less Liabilities – 1.3% (9)			7,393,187
	Net Assets Applicable to Common Shares – 100%			$586,676,748

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (10)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$112,000,000	Receive	1-Month LIBOR	1.928%	Monthly	6/01/18	3/01/23	3/01/24	$2,883,388	$2,883,388
Total unrealized appreciation on interest rate swaps										$2,883,388

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Perpetual security. Maturity date is not applicable.

(4)	Investment, or portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Fund Leverage, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $180,742,473.

(5)	Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(6)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $593,509,964 have been pledged as collateral for borrowings.

(8)	Borrowings as a percentage of Total Investments is 28.0%.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(10)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

LIBOR	London Inter-Bank Offered Rate

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

40	NUVEEN

JPS

Nuveen Preferred and Income Securities Fund
Portfolio of Investments	January 31, 2018 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 144.0% (97.7% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 69.9% (47.4% of Total Investments)

	Automobiles – 0.0%

$1,000	General Motors Financial Company Inc.	5.750%	N/A (3)	BB+	$1,032,500

	Banks – 28.5%

14,300	Bank of America Corporation	6.500%	N/A (3)	BBB–	15,998,124
12,800	Bank of America Corporation	6.300%	N/A (3)	BBB–	14,336,000
12,300	Bank of America Corporation	6.100%	N/A (3)	BBB–	13,268,625
20,394	Bank of America Corporation, (3-Month LIBOR reference rate + 3.630% spread), (6)	8.000%	N/A (3)	BBB–	20,667,891
3,600	Bank One Capital III, (4)	8.750%	9/01/30	Baa2	5,148,077
7,000	Citigroup Inc.	6.250%	N/A (3)	BB+	7,612,500
43,000	Citigroup Inc., (4)	6.125%	N/A (3)	BB+	45,468,200
9,250	Citigroup Inc.	5.950%	N/A (3)	BB+	9,724,063
10,000	Citigroup Inc.	8.400%	N/A (3)	BB+	10,175,000
24,389	Citizens Financial Group Inc.	5.500%	N/A (3)	BB+	25,052,381
18,000	Cobank Agricultural Credit Bank	6.250%	N/A (3)	BBB+	19,629,882
1,250	Den Norske Bank	1.750%	N/A (3)	Baa2	1,085,625
1,250	Den Norske Bank	1.573%	N/A (3)	Baa2	1,085,625
17,900	Dresdner Funding Trust I, Reg S	8.151%	6/30/31	BB+	24,030,750
4,500	Dresdner Funding Trust, 144A	8.151%	6/30/31	BB+	6,041,250
25,580	First Union Capital Trust II, Series A, (4), (5)	7.950%	11/15/29	Baa1	33,427,875
30,000	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (3)	BBB+	48,600,000
54,000	JP Morgan Chase & Company	6.750%	N/A (3)	BBB–	60,345,000
10,000	JP Morgan Chase & Company	6.100%	N/A (3)	BBB–	10,668,750
11,000	JP Morgan Chase & Company	6.000%	N/A (3)	BBB–	11,687,500
4,900	JP Morgan Chase & Company	5.300%	N/A (3)	BBB–	5,048,225
3,500	JP Morgan Chase & Company	5.150%	N/A (3)	BBB–	3,565,625
27,300	JP Morgan Chase & Company	7.900%	N/A (3)	BBB–	27,675,374
8,000	KeyCorp Capital III, (5)	7.750%	7/15/29	Baa2	10,400,000
12,000	Lloyds Bank PLC, 144A, (4)	12.000%	N/A (3)	BBB–	16,016,244
20,900	Lloyds Bank PLC, Reg S	12.000%	N/A (3)	BBB–	27,907,373
4,800	Lloyds Banking Group PLC, 144A	6.413%	N/A (3)	Baa3	5,646,000
9,850	Lloyds Banking Group PLC, 144A	6.657%	N/A (3)	Baa3	11,721,500
9,100	M&T Bank Corporation, (4)	6.375%	N/A (3)	Baa1	9,282,000
29,100	PNC Financial Services Inc.	6.750%	N/A (3)	Baa2	31,755,375
25,000	Standard Chartered PLC, 144A	7.014%	N/A (3)	Ba1	30,700,000
31,278	Wells Fargo & Company	7.980%	N/A (3)	Baa2	31,572,013
3,000	Wells Fargo & Company	5.875%	N/A (3)	Baa2	3,263,100
	Total Banks				598,605,947

	Capital Markets – 2.1%

12,100	Bank of New York Mellon	4.950%	N/A (3)	Baa1	12,375,275
18,700	Charles Schwab Corporation	7.000%	N/A (3)	BBB	21,037,500
3,500	Goldman Sachs Group Inc.	5.700%	N/A (3)	Ba1	3,602,830
6,150	Morgan Stanley	5.550%	N/A (3)	BB+	6,357,563
	Total Capital Markets				43,373,168

	Consumer Finance – 0.4%

8,000	Capital One Financial Corporation	5.550%	N/A (3)	Baa3	8,260,000

	Diversified Financial Services – 2.5%

10,000	Cooperatieve Rabobank U.A. of Netherlands, Reg S	11.000%	N/A (3)	Baa2	11,037,500
2,861	Countrywide Capital Trust III, Series B, (5)	8.050%	6/15/27	BBB–	3,608,722
17,557	Rabobank Nederland, 144A	11.000%	N/A (3)	Baa2	19,378,539
17,705	Voya Financial Inc., (4), (5)	5.650%	5/15/53	Baa3	18,811,563
	Total Diversified Financial Services				52,836,324

NUVEEN	41

JPS	Nuveen Preferred and Income Securities Fund
	Portfolio of Investments (continued)	January 31, 2018 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electric Utilities – 3.0%

$22,600	Emera, Inc., (4), (5)	6.750%	6/15/76	BBB–	$25,538,000
1,000	FPL Group Capital Inc., (3-Month LIBOR reference rate + 2.068% spread), (4), (6)	3.762%	10/01/66	BBB	963,750
11,450	FPL Group Capital Inc., (3-Month LIBOR reference rate + 2.125% spread), (5), (6)	3.738%	6/15/67	BBB	10,964,840
1,600	NextEra Energy Inc., (5)	4.800%	12/01/77	BBB	1,602,000
23,482	PPL Capital Funding Inc., (3-Month LIBOR reference rate + 2.665% spread), (4), (6)	1.721%	3/30/67	BBB	23,247,180
	Total Electric Utilities				62,315,770

	Energy Equipment & Services – 0.8%

14,530	Transcanada Trust, (4)	5.875%	8/15/76	BBB	15,823,170

	Food Products – 0.2%

4,500	Dairy Farmers of America Inc., 144A, (4)	7.125%	N/A (3)	Baa3	4,961,250

	Industrial Conglomerates – 2.5%

51,061	General Electric Capital Corporation	5.000%	N/A (3)	A–	51,571,610

	Insurance – 22.5%

3,598	Ace Capital Trust II, (5)	9.700%	4/01/30	BBB+	5,432,980
9,800	AIG Life Holdings Inc., (4)	8.500%	7/01/30	Baa2	13,034,000
4,400	Allstate Corporation, (4)	5.750%	8/15/53	Baa1	4,785,000
1,200	Allstate Corporation, (5)	6.500%	5/15/57	Baa1	1,452,000
13,605	American International Group, Inc., (4)	8.175%	5/15/58	Baa2	18,502,800
2,299	AON Corporation, (4)	8.205%	1/01/27	BBB	2,988,700
900	AXA, Reg S	5.500%	N/A (3)	A3	916,938
16,550	AXA SA, (4)	8.600%	12/15/30	A3	23,545,685
17,819	AXA SA, 144A	6.380%	N/A (3)	Baa1	20,759,135
32,854	Catlin Insurance Company Limited, 144A, (3-Month LIBOR reference rate + 2.975% spread), (6)	4.719%	N/A (3)	BBB+	32,196,920
1,200	Everest Reinsurance Holdings, Inc., (3-Month LIBOR reference rate + 2.385% spread), (4), (6)	6.600%	5/15/37	BBB	1,164,000
8,100	Great West Life & Annuity Capital I, 144A, (5)	6.625%	11/15/34	A–	9,653,302
12,250	Great West Life & Annuity Insurance Capital LP II, 144A, (3-Month LIBOR reference rate + 2.538% spread), (4), (6)	7.153%	5/16/46	A–	12,096,875
11,688	Hartford Financial Services Group Inc., (5)	8.125%	6/15/38	BBB–	11,907,150
16,150	Hartford Financial Services Group, Inc., 144A, (3-Month LIBOR reference rate + 2.125% spread), (4), (6)	3.547%	2/12/47	BBB–	15,785,010
5,500	Legal & General Group PLC, Reg S	5.250%	3/21/47	BBB+	5,713,675
20,369	Liberty Mutual Group, 144A, (3-Month LIBOR reference rate + 2.905% spread), (6)	4.518%	3/15/37	Baa3	20,012,543
25,841	Liberty Mutual Group, 144A, (4)	7.800%	3/15/37	Baa3	32,688,864
3,277	Lincoln National Corporation, (3-Month LIBOR reference rate + 2.358% spread), (4), (6)	7.000%	5/17/66	BBB	3,150,016
10,390	Lincoln National Corporation, (3-Month LIBOR reference rate + 2.040% spread), (4), (6)	6.050%	4/20/67	BBB	9,662,700
26,100	MetLife Capital Trust IV, 144A, (5)	7.875%	12/15/37	BBB	34,403,063
3,000	MetLife Inc., (4)	10.750%	8/01/39	BBB	4,980,000
36,531	MetLife Inc., 144A, (5)	9.250%	4/08/38	BBB	53,654,906
41,904	Nationwide Financial Services Inc., (5)	6.750%	5/15/37	Baa2	46,932,480
6,243	Oil Insurance Limited, 144A, (3-Month LIBOR reference rate + 2.982% spread), (6)	4.677%	N/A (3)	Baa1	6,040,103
10,750	Provident Financing Trust I, (4), (5)	7.405%	3/15/38	Baa3	12,282,950
6,225	Prudential Financial Inc., (4)	5.875%	9/15/42	BBB+	6,816,375
27,180	Prudential Financial Inc., (4)	5.625%	6/15/43	BBB+	29,563,685
305	Prudential Financial Inc., (4)	8.875%	6/15/38	BBB+	311,789
1,300	Prudential PLC, Reg S	7.750%	N/A (3)	A–	1,328,760
5,405	XL Capital Ltd, (3-Month LIBOR reference rate + 2.458% spread), (6)	4.179%	N/A (3)	BBB	5,073,944
28,700	XLIT Limited	3.687%	N/A (3)	BBB–	26,691,000
	Total Insurance				473,527,348

42	NUVEEN

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Machinery – 0.3%

$6,000	Stanley Black & Decker Inc., (4)	5.750%	12/15/53	BBB+	$6,180,000

	Metals & Mining – 0.7%

13,000	BHP Billiton Finance USA Limited, 144A, (4)	6.750%	10/19/75	A–	15,138,500

	Multi-Utilities – 0.1%

3,000	WEC Energy Group, Inc., (3-Month LIBOR reference rate + 2.113% spread), (4), (6)	3.528%	5/15/67	Baa1	2,909,010

	Oil, Gas & Consumable Fuels – 1.7%

3,000	Enterprise Products Operating LLP, (4)	5.250%	8/16/77	Baa2	2,992,500
32,624	Enterprise Products Operating LP, (3-Month LIBOR reference rate + 2.680% spread), (4), (5), (6)	1.748%	1/15/68	Baa2	32,827,900
	Total Oil, Gas & Consumable Fuels				35,820,400

	Road & Rail – 1.4%

25,485	Burlington Northern Santa Fe Funding Trust I, (5)	6.613%	12/15/55	A–	29,371,463

	Wireless Telecommunication Services – 3.2%

58,738	Centaur Funding Corporation, Series B, 144A, (4)	9.080%	4/21/20	BBB–	67,221,130
	Total $1,000 Par (or similar) Institutional Preferred (cost $1,332,563,249)				1,468,947,590

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 55.8% (37.8% of Total Investments) (7)

	Banks – 41.0%

$27,800	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A	6.750%	N/A (3)	Baa2	$31,309,750
47,000	Banco Bilbao Vizcaya Argentaria S.A, Reg S	9.000%	N/A (3)	BB	47,650,856
22,600	Banco Santander SA, Reg S	6.375%	N/A (3)	Ba1	23,098,556
26,400	Barclays Bank PLC	7.750%	4/10/23	BBB–	26,571,600
7,000	Barclays Bank PLC, (4)	7.625%	11/21/22	BBB–	7,927,570
36,416	Barclays PLC	7.434%	N/A (3)	BB+	37,402,509
45,290	Barclays PLC	8.250%	N/A (3)	BB+	47,160,024
50,400	Credit Agricole SA, 144A	8.125%	N/A (3)	BBB–	60,339,685
19,653	Credit Agricole SA, 144A	7.875%	N/A (3)	BBB–	22,318,969
6,500	Credit Agricole SA, Reg S	8.125%	N/A (3)	BBB–	7,781,904
1,000	Credit Agricole, S.A, 144A	6.625%	N/A (3)	BBB–	1,035,688
17,200	DNB Bank ASA, Reg S	6.500%	N/A (3)	BBB	18,368,224
11,000	DNB Bank ASA, Reg S	5.750%	N/A (3)	BBB	11,316,250
4,000	HSBC Holdings PLC	6.000%	N/A (3)	BBB	4,185,000
66,505	HSBC Holdings PLC	6.875%	N/A (3)	BBB	71,409,744
16,000	ING Groep N.V	6.500%	N/A (3)	BBB–	17,240,000
5,000	ING Groep N.V, Reg S	6.875%	N/A (3)	BBB–	5,419,020
70,529	Lloyds Banking Group PLC	7.500%	N/A (3)	BB+	79,609,609
12,330	Nordea Bank AB, Reg S	5.250%	N/A (3)	BBB	12,580,620
35,090	Nordea Bank AB, 144A	6.125%	N/A (3)	BBB	37,653,325
5,000	Nordea Bank AB, Reg S	6.125%	N/A (3)	BBB	5,365,250
2,000	Royal Bank of Scotland Group PLC	8.625%	N/A (3)	Ba3	2,232,500
25,375	Royal Bank of Scotland Group PLC	8.000%	N/A (3)	Ba3	29,038,643
63,786	Royal Bank of Scotland Group PLC	7.500%	N/A (3)	Ba3	67,533,427
15,000	Societe Generale, Reg S	8.250%	N/A (3)	BB+	15,612,240
69,300	Societe Generale, 144A	8.000%	N/A (3)	BB+	80,994,375
9,000	Societe Generale, Reg S	7.875%	N/A (3)	BB+	10,192,500
13,000	Standard Chartered PLC, 144A	7.750%	N/A (3)	Ba1	14,300,000
12,000	Standard Chartered PLC, 144A	7.500%	N/A (3)	Ba1	12,930,000
4,000	Standard Chartered PLC, Reg S	7.500%	N/A (3)	Ba1	4,310,000
32,786	Svenska Handelsbanken AB, Reg S	5.250%	N/A (3)	BBB+	33,397,459
15,000	Swedbank AB, Reg S	6.000%	N/A (3)	BBB	15,787,500
793,960	Total Banks				862,072,797

NUVEEN	43

JPS	Nuveen Preferred and Income Securities Fund
	Portfolio of Investments (continued)	January 31, 2018 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets – 10.3%

$51,300	Credit Suisse Group AG, 144A	7.500%	N/A (3)	BB	$58,353,750
8,200	Credit Suisse Group AG, 144A	6.250%	N/A (3)	BB	8,845,750
22,000	Credit Suisse Group AG, Reg S	7.500%	N/A (3)	BB	25,025,000
11,000	Credit Suisse Group AG, Reg S	6.500%	8/08/23	BBB	12,292,500
2,676	UBS AG Stamford, (4)	7.625%	8/17/22	A–	3,118,878
11,700	UBS Group AG, Reg S	6.875%	N/A (3)	BBB–	12,476,880
42,178	UBS Group AG, Reg S	7.125%	N/A (3)	BBB–	44,424,822
5,609	UBS Group AG, Reg S	7.000%	N/A (3)	BBB–	6,338,170
39,800	UBS Group AG, Reg S	6.875%	N/A (3)	BBB–	44,260,665
194,463	Total Capital Markets				215,136,415

	Diversified Financial Services – 4.5%

5,000	BNP Paribas, Reg S	7.375%	N/A (3)	BBB–	5,743,750
34,185	BNP Paribas, 144A	7.375%	N/A (3)	BBB–	39,270,019
46,000	BNP Paribas, 144A	7.625%	N/A (3)	BBB–	50,197,500
85,185	Total Diversified Financial Services				95,211,269
$1,073,608	Total Contingent Capital Securities (cost $1,087,143,188)				1,172,420,481

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 15.6% (10.6% of Total Investments)

	Banks – 6.4%

105,300	AgriBank FCB, (8)	6.875%		BBB+	$11,543,513
645,113	Citigroup Inc.	6.875%		BB+	18,192,186
47,500	Cobank Agricultural Credit Bank, 144A, (8)	6.250%		BBB+	5,046,875
53,000	Cobank Agricultural Credit Bank, (8)	6.200%		BBB+	5,671,000
86,000	Fifth Third Bancorp., (5)	6.625%		Baa3	2,432,080
724,000	KeyCorp Preferred Stock, (5)	6.125%		Baa3	20,456,620
2,164,700	PNC Financial Services, (5)	6.125%		Baa2	59,897,248
249,285	Wells Fargo & Company, (5)	5.850%		Baa2	6,606,053
182,000	Wells Fargo & Company	5.625%		Baa2	4,570,020
	Total Banks				134,415,595

	Capital Markets – 1.4%

369,239	Goldman Sachs Group, Inc.	5.500%		Ba1	9,618,676
38,534	Morgan Stanley, (5)	7.125%		BB+	1,096,292
640,000	Morgan Stanley, (5)	5.850%		BB+	16,736,000
74,642	State Street Corporation, (5)	5.900%		Baa1	1,996,674
	Total Capital Markets				29,447,642

	Diversified Telecommunication Services – 1.1%

55,291	Qwest Corporation, (4)	7.500%		BBB–	1,352,418
482,809	Qwest Corporation	7.000%		BBB–	10,496,268
122,448	Qwest Corporation, (5)	7.000%		BBB–	2,654,673
128,444	Qwest Corporation, (5)	6.875%		BBB–	2,757,693
99,763	Qwest Corporation	6.625%		BBB–	2,062,101
171,974	Qwest Corporation	6.125%		BBB–	3,320,818
	Total Diversified Telecommunication Services				22,643,971

	Electric Utilities – 1.1%

160,000	Alabama Power Company, (5)	5.000%		A3	4,006,400
299,756	Integrys Energy Group Inc., (4), (5), (8)	6.000%		Baa1	7,943,534
88,577	Interstate Power and Light Company, (5)	5.100%		BBB	2,127,620
160,407	SCE Trust V	5.450%		Baa1	4,043,860
130,000	SCE Trust VI, (5)	5.000%		Baa1	2,944,500
86,891	Southern Company	5.250%		BBB	2,066,268
	Total Electric Utilities				23,132,182

44	NUVEEN

Shares	Description (1)	Coupon	Ratings (2)	Value

	Equity Real Estate Investment Trusts – 0.6%

76,450	DDR Corporation, (4)	6.250%	Ba1	$1,856,971
152,294	Digital Realty Trust Inc., (4)	7.375%	Baa3	4,011,424
2,100	Kimco Realty Corporation,.	5.250%	Baa2	48,762
18,639	Kimco Realty Corporation, (4)	5.625%	Baa2	443,049
300	Kimco Realty Corporation,	5.500%	Baa2	7,143
82,301	Prologis Inc., (8)	8.540%	BBB	5,702,595
3,000	Public Storage, Inc.	5.625%	A3	75,240
1,116	Public Storage, Inc.	5.200%	A3	26,371
2,705	Public Storage, Inc.	5.050%	A3	63,216
12,199	Ventas Realty LP, (4)	5.450%	BBB+	307,171
2,000	Vornado Realty Trust.	5.250%	BBB–	48,380
	Total Equity Real Estate Investment Trusts			12,590,322

	Food Products – 0.6%

91,900	Dairy Farmers of America Inc., 144A, (8)	7.875%	Baa3	9,457,934
32,500	Dairy Farmers of America Inc., 144A, (8)	7.875%	Baa3	3,719,729
	Total Food Products			13,177,663

	Insurance – 3.1%

298,680	Aegon N.V	6.375%	Baa1	7,634,261
608,741	Allstate Corporation, (4)	5.100%	Baa1	15,784,653
54,297	American Financial Group, (4)	6.250%	Baa2	1,432,898
33,829	Arch Capital Group Limited	5.250%	BBB	788,554
84,899	Aspen Insurance Holdings Limited, (5)	5.950%	BBB–	2,217,562
131,293	Axis Capital Holdings Limited	5.500%	BBB	3,244,250
307,730	Hartford Financial Services Group Inc., (4), (5)	7.875%	BBB–	8,936,479
524,885	Prudential PLC	6.750%	A–	13,746,737
416,100	Reinsurance Group of America Inc., (4)	6.200%	BBB	11,584,224
10,000	W.R. Berkley Corporation, (4)	5.625%	BBB–	246,000
	Total Insurance			65,615,618

	Multi-Utilities – 0.3%

280,000	DTE Energy Company.	5.250%	Baa2	6,776,000

	U.S. Agency – 0.7%

132,750	Farm Credit Bank of Texas, 144A, (4), (8)	6.750%	Baa1	14,436,563

	Wireless Telecommunication Services – 0.3%

90,850	Telephone and Data Systems Inc., (4)	7.000%	BB+	2,253,080
131,990	Telephone and Data Systems Inc., (4)	6.875%	BB+	3,279,952
11,826	United States Cellular Corporation, (4)	7.250%	Ba1	294,822
10,591	United States Cellular Corporation, (4)	6.950%	Ba1	258,738
	Total Wireless Telecommunication Services			6,086,592
	Total $25 Par (or similar) Retail Preferred (cost $311,624,124)			328,322,148

Shares	Description (1), (9)			Value

	INVESTMENT COMPANIES – 1.1% (0.8% of Total Investments)

966,571	Blackrock Credit Allocation Income Trust IV, (5)			$12,536,426
646,421	John Hancock Preferred Income Fund III, (5)			11,402,866
	Total Investment Companies (cost $34,130,200)			23,939,292

NUVEEN	45

JPS	Nuveen Preferred and Income Securities Fund
	Portfolio of Investments (continued)	January 31, 2018 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 0.8% (0.6% of Total Investments)

	Insurance – 0.7%

$5,000	AIG Life Holdings Inc., 144A, (5)	8.125%	3/15/46	Baa2	$7,075,000
6,150	Liberty Mutual Group Inc., 144A, (4), (5)	7.697%	10/15/97	BBB+	8,610,148
11,150	Total Insurance				15,685,148

	Wireless Telecommunication Services – 0.1%

1,600	Koninklijke KPN NV, 144A, (4)	7.000%	3/28/73	BB+	1,804,000
$12,750	Total Corporate Bonds (cost $14,938,944)				17,489,148

Shares	Description (1)	Coupon		Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.8 (0.5% of Total Investments)

	Banks – 0.8%
12,700	Wells Fargo & Company, (5)	7.500%		Baa2	$16,256,000
	Total Convertible Preferred Securities (cost $15,192,422)				16,256,000
	Total Long-Term Investments (cost $2,795,592,127)				3,027,374,659

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 3.3% (2.3% of Total Investments)

	REPURCHASE AGREEMENTS – 3.3% (2.3% of Total Investments)

$69,723	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/18, repurchase price $69,724,215, collateralized by $72,275,000 U.S. Treasury Notes, 1.875%, due 3/31/22, value $71,121,057	0.540%	2/01/18		$69,723,169
	Total Short-Term Investments (cost $69,723,169)				69,723,169
	Total Investments (cost $2,865,315,296) – 147.3%				3,097,097,828
	Borrowings – (40.2)% (10), (11)				(845,300,000)
	Reverse Repurchase Agreements – (9.5)% (12)				(200,000,000)
	Other Assets Less Liabilities – 2.4% (13)				50,669,165
	Net Assets Applicable to Common Shares – 100%				$2,102,466,993

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (14)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$521,000,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$18,206,126	$18,206,126
Total unrealized appreciation on interest rate swaps										$18,206,126

46	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Perpetual security. Maturity date is not applicable.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $467,076,830 have been pledged as collateral for reverse repurchase agreements.

(5)	Investment, or portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Fund Leverage, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $471,556,757.

(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(7)	Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http:// www.sec.gov.

(10)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $1,949,577,351 have been pledged as collateral for borrowings.

(11)	Borrowings as a percentage of Total Investments are 27.3%.

(12)	Reverse Repurchase Agreements as a percentage of Total Investments is 6.5%.

(13)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(14)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

NUVEEN	47

JPT

Nuveen Preferred and Income 2022 Term Fund
Portfolio of Investments	January 31, 2018 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 123.3% (99.0% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 97.5% (78.3% of Total Investments)

	Automobiles – 2.7%

$4,385	General Motors Financial Company Inc.	5.750%	N/A (3)	BB+	$4,527,512

	Banks – 36.4%

2,730	Bank of America Corporation	6.500%	N/A (3)	BBB–	3,054,188
2,000	Bank of America Corporation	6.300%	N/A (3)	BBB–	2,240,000
2,815	Bank of America Corporation	6.250%	N/A (3)	BBB–	3,037,104
660	Bank of America Corporation	8.000%	N/A (3)	BBB–	668,864
1,078	Bank of America Corporation	8.125%	N/A (3)	BBB–	1,099,560
2,000	Barclays Bank PLC, 144A	10.180%	6/12/21	A–	2,413,394
2,480	Citigroup Inc.	6.125%	N/A (3)	BB+	2,622,352
1,000	Citigroup Inc.	5.950%	N/A (3)	BB+	1,051,250
270	Citigroup Inc.	5.950%	N/A (3)	BB+	281,813
3,005	Citigroup Inc.	5.875%	N/A (3)	BB+	3,110,175
1,500	Citizens Financial Group Inc.	5.500%	N/A (3)	BB+	1,540,800
2,000	Commerzbank AG, 144A	8.125%	9/19/23	BBB	2,384,895
3,000	JP Morgan Chase & Company	6.750%	N/A (3)	BBB–	3,352,500
4,845	JP Morgan Chase & Company	5.300%	N/A (3)	BBB–	4,991,561
1,400	KeyCorp Convertible Preferred Stock	5.000%	N/A (3)	Baa3	1,424,500
6,500	Lloyds Bank PLC, 144A	12.000%	N/A (3)	BBB–	8,675,465
680	M&T Bank Corporation	6.450%	N/A (3)	Baa2	767,550
1,500	M&T Bank Corporation	5.125%	N/A (3)	Baa2	1,574,625
1,500	PNC Financial Services	5.000%	N/A (3)	Baa2	1,572,750
1,500	PNC Financial Services Inc.	6.750%	N/A (3)	Baa2	1,636,875
2,500	Royal Bank of Scotland Group PLC	7.648%	N/A (3)	Ba2	3,287,500
850	SunTrust Bank Inc.	5.625%	N/A (3)	Baa3	881,875
1,100	SunTrust Bank Inc.	5.050%	N/A (3)	Baa3	1,102,750
500	US Bancorp, Convertible Bonds, Floating Rate	5.125%	N/A (3)	A3	518,750
1,500	Wachovia Capital Trust III	5.570%	N/A (3)	Baa2	1,507,125
1,105	Wells Fargo & Company	7.980%	N/A (3)	Baa2	1,115,387
2,230	Wells Fargo & Company	5.900%	N/A (3)	Baa2	2,361,570
3,245	Wells Fargo & Company	5.875%	N/A (3)	Baa2	3,529,587
	Total Banks				61,804,765

	Capital Markets – 7.8%

1,670	Bank of New York Mellon	4.950%	N/A (3)	Baa1	1,707,993
4,905	Goldman Sachs Group Inc.	5.375%	N/A (3)	Ba1	5,064,412
3,250	Goldman Sachs Group Inc.	5.300%	N/A (3)	Ba1	3,384,063
1,020	Morgan Stanley	5.550%	N/A (3)	BB+	1,054,425
2,000	State Street Corporation	5.250%	N/A (3)	Baa1	2,085,000
	Total Capital Markets				13,295,893

	Commercial Services & Supplies – 1.9%

3,000	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB	3,270,000

	Consumer Finance – 3.8%

1,000	American Express Company	5.200%	N/A (3)	Baa2	1,023,750
1,000	American Express Company	4.900%	N/A (3)	Baa2	1,015,000
3,200	Capital One Financial Corporation	5.550%	N/A (3)	Baa3	3,304,000
1,075	Discover Financial Services	5.500%	N/A (3)	BB–	1,091,797
	Total Consumer Finance				6,434,547

	Diversified Financial Services – 5.8%

1,000	BNP Paribas, 144A	7.195%	N/A (3)	BBB	1,156,250

48	NUVEEN

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services (continued)

$1,000	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (3)	A	$1,030,000
4,000	Rabobank Nederland, 144A	11.000%	N/A (3)	Baa2	4,415,000
3,000	Voya Financial Inc.	5.650%	5/15/53	Baa3	3,187,500
	Total Diversified Financial Services				9,788,750

	Electric Utilities – 4.1%

1,270	Electricite de France, 144A	5.250%	N/A (3)	BBB	1,304,924
5,000	Emera, Inc.	6.750%	6/15/76	BBB–	5,650,000
	Total Electric Utilities				6,954,924

	Food Products – 5.1%

2,500	Dairy Farmers of America Inc., 144A	7.125%	N/A (3)	Baa3	2,756,250
755	Land O Lakes Capital Trust I, 144A	7.450%	3/15/28	Ba1	856,925
3,080	Land O’ Lakes Incorporated, 144A	7.250%	N/A (3)	BB	3,426,500
1,450	Land O’ Lakes Incorporated, 144A	8.000%	N/A (3)	BB	1,645,750
	Total Food Products				8,685,425

	Industrial Conglomerates – 3.7%

6,262	General Electric Capital Corporation	5.000%	N/A (3)	A–	6,324,620

	Insurance – 19.5%

4,000	AXA SA	8.600%	12/15/30	A3	5,690,800
9,000	Financial Security Assurance Holdings, 144A	6.400%	12/15/66	BBB+	8,955,000
1,000	La Mondiale SAM, Reg S	7.625%	N/A (3)	BBB	1,050,790
4,000	MetLife Inc.	5.250%	N/A (3)	BBB	4,110,400
1,000	MetLife Inc., 144A	9.250%	4/08/38	BBB	1,468,750
1,000	Prudential Financial Inc.	5.875%	9/15/42	BBB+	1,095,000
4,000	Prudential Financial Inc.	8.875%	6/15/38	BBB+	4,089,040
818	QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB	920,659
5,000	QBE Insurance Group Limited, 144A	7.500%	11/24/43	Baa2	5,756,250
	Total Insurance				33,136,689

	Metals & Mining – 2.7%

1,250	BHP Billiton Finance USA Limited, 144A	6.750%	10/19/75	A–	1,455,624
3,000	BHP Billiton Finance USA Limited, 144A	6.250%	10/19/75	A–	3,221,250
	Total Metals & Mining				4,676,874

	Oil, Gas & Consumable Fuels – 0.5%

865	Enterprise Products Operating LLP	5.250%	8/16/77	Baa2	862,838

	U.S. Agency – 3.5%

5,000	Farm Credit Bank of Texas, 144A	10.000%	N/A (3)	Baa1	5,875,000
	Total $1,000 Par (or similar) Institutional Preferred (cost $162,822,706)				165,637,837

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 25.8% (20.7% of Total Investments)

	Banks – 5.2%

2,500	AgriBank FCB, (4)	6.875%		BBB+	$274,063
60,000	Citigroup Inc.	7.125%		BB+	1,694,400
5,826	Cobank Agricultural Credit Bank, (4)	6.200%		BBB+	623,382
50,000	Fifth Third Bancorp.	6.625%		Baa3	1,414,000
75,000	Huntington BancShares Inc.	6.250%		Baa3	2,004,000
100,000	Regions Financial Corporation	6.375%		BB+	2,749,000
	Total Banks				8,758,845

	Capital Markets – 5.5%

50,000	Morgan Stanley	7.125%		BB+	1,422,500

NUVEEN	49

JPT	Nuveen Preferred and Income 2022 Term Fund
	Portfolio of Investments (continued)	January 31, 2018 (Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value

	Capital Markets (continued)

175,000	Morgan Stanley	6.875%		BB+	$4,910,500
69,700	Morgan Stanley	5.850%		BB+	1,822,655
42,821	State Street Corporation	5.350%		Baa1	1,126,192
	Total Capital Markets				9,281,847

	Food Products – 3.8%

46,859	CHS Inc.	7.875%		N/R	1,348,133
81,867	CHS Inc.	7.500%		N/R	2,248,067
75,000	CHS Inc.	7.100%		N/R	2,028,000
31,132	CHS Inc.	6.750%		N/R	820,640
	Total Food Products				6,444,840

	Insurance – 6.4%

73,215	Aspen Insurance Holdings Limited	5.950%		BBB–	1,912,376
74,900	Aspen Insurance Holdings Limited	5.625%		BBB–	1,849,281
78,986	Delphi Financial Group, Inc., (4)	1.872%		BB+	1,836,425
49,995	Hartford Financial Services Group Inc.	7.875%		BBB–	1,451,855
60,000	Maiden Holdings NA Limited	7.750%		N/R	1,320,600
53,716	Reinsurance Group of America Inc.	6.200%		BBB	1,495,453
35,002	Reinsurance Group of America, Inc.	5.750%		BBB	941,554
	Total Insurance				10,807,544

	Mortgage Real Estate Investment Trusts – 0.3%

20,787	Wells Fargo REIT	6.375%		BBB	535,265

	Oil, Gas & Consumable Fuels – 2.0%

80,000	Nustar Energy LP	8.500%		B1	2,017,600
50,000	Nustar Energy LP	7.625%		B1	1,181,500
9,796	Nustar Logistics Limited Partnership	8.456%		B+	248,525
	Total Oil, Gas & Consumable Fuels				3,447,625

	Thrifts & Mortgage Finance – 2.0%

6,255	Federal Agricultural Mortgage Corporation	6.875%		N/R	169,823
15,135	Federal Agricultural Mortgage Corporation	6.000%		N/R	404,861
103,800	New York Community Bancorp Inc.	6.375%		Ba1	2,905,362
	Total Thrifts & Mortgage Finance				3,480,046

	U.S. Agency – 0.6%

10,000	Farm Credit Bank of Texas, 144A, (4)	6.750%		Baa1	1,087,500
	Total $25 Par (or similar) Retail Preferred (cost $44,057,313)				43,843,512
	Total Long-Term Investments (cost $206,880,019)				209,481,349

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.2% (1.0% of Total Investments)

	REPURCHASE AGREEMENTS – 1.2% (1.0% of Total Investments)

$2,080	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/18, repurchase price $2,079,599, collateralized by $2,160,000 U.S. Treasury Notes, 1.875%, due 3/31/22, value $2,125,513	0.540%	2/01/18		$2,079,568
	Total Short-Term Investments (cost $2,079,568)				2,079,568
	Total Investments (cost $208,959,587) – 124.5%				211,560,917
	Borrowings – (25.0)% (5), (6)				(42,500,000)
	Other Assets Less Liabilities – 0.5% (7)				897,183
	Net Assets Applicable to Common Shares – 100%				$169,958,100

50	NUVEEN

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	Short	(25)	3/18	$(2,911,073)	$(2,867,773)	$43,299	$3,125
Total receivable for variation margin on futures contracts							$3,125

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Perpetual security. Maturity date is not applicable.

(4)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Borrowings as a percentage of Total Investments are 20.1%.

(6)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

NUVEEN	51

Statement of Assets and Liabilities	January 31, 2018 (Unaudited)

	JPC	JPI	JPS	JPT
Assets
Long-term investments, at value (cost $1,551,114,856, $751,695,036, $2,795,592,127 and $206,880,019, respectively)	$1,626,969,796	$801,688,636	$3,027,374,659	$209,481,349
Short-term investments, at value (cost approximates value)	21,717,039	2,594,925	69,723,169	2,079,568
Cash	50,998	3,177,281	5,583,334	1,486,407
Cash collateral at broker for investments in futures contracts(1)	—	—	—	14,000
Unrealized appreciation on interest rate swaps	9,697,121	2,883,388	18,206,126	—
Receivable for:
Dividends	306,407	30,222	1,213,815	—
Interest	16,855,198	8,466,751	40,363,485	1,990,551
Investments sold	124,822	—	6,597,265	—
Reclaims	82,133	—	—	—
Variation margin on futures contracts	—	—	—	3,125
Other assets	263,910	46,697	510,791	1,046
Total assets	1,676,067,424	818,887,900	3,169,572,644	215,056,046
Liabilities
Borrowings	437,000,000	225,000,000	845,300,000	42,500,000
Reverse repurchase agreements	125,000,000	—	200,000,000	—
Payable for:
Dividends	6,607,064	3,185,794	12,513,215	828,736
Investments purchased	4,364,132	3,177,281	5,838,249	1,486,406
Accrued expenses:
Interest	74,726	30,238	134,507	42,214
Management fees	1,147,666	588,176	2,140,629	155,989
Trustees fees	272,489	48,649	527,115	1,894
Other	373,297	181,014	651,936	82,707
Total liabilities	574,839,374	232,211,152	1,067,105,651	45,097,946
Net assets applicable to common shares	$1,101,228,050	$586,676,748	$2,102,466,993	$169,958,100
Common shares outstanding	103,332,549	22,757,308	203,817,868	6,828,441
Net asset value (“NAV”) per common share outstanding	$10.66	$25.78	$10.32	$24.89
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$1,033,325	$227,573	$2,038,179	$68,284
Paid-in surplus	1,048,411,305	540,280,742	2,198,860,599	167,762,028
Undistributed (Over-distribution of) net investment income	(6,520,924)	(2,662,340)	(2,417,773)	290,567
Accumulated net realized gain (loss)	(27,246,323)	(4,046,215)	(346,002,670)	(807,408)
Net unrealized appreciation (depreciation)	85,550,667	52,876,988	249,988,658	2,644,629
Net assets applicable to common shares	$1,101,228,050	$586,676,748	$2,102,466,993	$169,958,100
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

52	NUVEEN

Statement of Operations	Six Months Ended January 31, 2018 (Unaudited)

	JPC	JPI	JPS	JPT
Investment Income
Dividends	$22,223,168	$7,340,809	$15,661,864	$1,671,775
Interest	33,563,077	17,874,565	80,792,286	4,779,739
Other	106,117	46,844	122,241	—
Total investment income	55,892,362	25,262,218	96,576,391	6,451,514
Expenses
Management fees	6,826,565	3,489,559	12,713,349	933,083
Interest expense	6,283,479	2,520,094	11,177,249	460,534
Custodian fees	90,769	43,807	154,217	17,814
Trustees fees	28,054	13,468	51,989	3,396
Professional fees	54,581	24,817	56,811	23,877
Shareholder reporting expenses	113,337	39,027	224,525	14,679
Shareholder servicing agent fees	953	51	2,379	10
Stock exchange listing fees	15,184	3,516	30,559	—
Investor relations expenses	63,114	27,969	101,760	10,030
Other	118,937	19,868	25,730	7,558
Total expenses	13,594,973	6,182,176	24,538,568	1,470,981
Net investment income (loss)	42,297,389	19,080,042	72,037,823	4,980,533
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(2,717,042)	1,577,853	10,609,993	(360,492)
Futures contracts	—	—	—	22,100
Swaps	(1,433,628)	(1,831,550)	(2,855,167)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(31,203,757)	(9,354,290)	(42,592,297)	(4,439,937)
Futures contracts	—	—	—	62,379
Swaps	11,833,987	5,507,342	22,430,428	—
Net realized and unrealized gain (loss)	(23,520,440)	(4,100,645)	(12,407,043)	(4,715,950)
Net increase (decrease) in net assets applicable to common shares from operations	$18,776,949	$14,979,397	$59,630,780	$264,583

See accompanying notes to financial statements.

NUVEEN	53

Statement of Changes in Net Assets	(Unaudited)

	JPC		JPI
	Six Months Ended 1/31/18	Year Ended 7/31/17	Six Months Ended 1/31/18	Year Ended 7/31/17
Operations
Net investment income (loss)	$42,297,389	$70,018,749	$19,080,042	$39,802,785
Net realized gain (loss) from:
Investments and foreign currency	(2,717,042)	14,416,303	1,577,853	4,278,233
Futures contracts	—	—	—	—
Options written	—	(209,996)	—	—
Swaps	(1,433,628)	(3,792,884)	(1,831,550)	(4,309,652)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(31,203,757)	19,055,702	(9,354,290)	24,073,726
Futures contracts	—	—	—	—
Options written	—	(7,871)	—	—
Swaps	11,833,987	10,000,912	5,507,342	9,159,385
Net increase (decrease) in net assets applicable to common shares from operations	18,776,949	109,480,915	14,979,397	73,004,477
Distributions to Common Shareholders
From net investment income	(40,299,694)	(75,131,263)	(19,320,954)	(40,143,229)
Return of capital	—	(1,478,980)	—	(1,638,466)
Decrease in net assets applicable to common shares from distributions to common shareholders	(40,299,694)	(76,610,243)	(19,320,954)	(41,781,695)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	69,163,446	—	—
Proceeds from sale of shares, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	73,445
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	69,163,446	—	73,445
Net increase (decrease) in net assets applicable to common shares	(21,522,745)	102,034,118	(4,341,557)	31,296,227
Net assets applicable to common shares at the beginning of period	1,122,750,795	1,020,716,677	591,018,305	559,722,078
Net assets applicable to common shares at the end of period	$1,101,228,050	$1,122,750,795	$586,676,748	$591,018,305
Undistributed (Over-distribution of) net investment income at the end of period	$(6,520,924)	$(8,518,619)	$(2,662,340)	$(2,421,428)

See accompanying notes to financial statements.

54	NUVEEN

	JPS		JPT
	Six Months Ended 1/31/18	Year Ended 7/31/17	Six Months Ended 1/31/18	Year Ended* 7/31/17
Operations
Net investment income (loss)	$72,037,823	$143,775,734	$4,980,533	$4,962,564
Net realized gain (loss) from:
Investments and foreign currency	10,609,993	6,326,326	(360,492)	(116,773)
Futures contracts	—	—	22,100	(434,242)
Options written	—	—	—	—
Swaps	(2,855,167)	(7,551,821)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(42,592,297)	136,866,006	(4,439,937)	7,041,267
Futures contracts	—	—	62,379	(19,080)
Options written	—	—	—	—
Swaps	22,430,428	19,942,616	—	—
Net increase (decrease) in net assets applicable to common shares from operations	59,630,780	299,358,861	264,583	11,433,736
Distributions to Common Shareholders
From net investment income	(75,818,928)	(151,632,579)	(5,221,265)	(4,349,266)
Return of capital	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(75,818,928)	(151,632,579)	(5,221,265)	(4,349,266)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	—	—	—
Proceeds from sale of shares, net of offering costs	—	—	—	167,508,239
Net proceeds from shares issued to shareholders due to reinvestment of distributions	109,881	—	123,729	98,071
Net increase (decrease) in net assets applicable to common shares from capital share transactions	109,881	—	123,729	167,606,310
Net increase (decrease) in net assets applicable to common shares	(16,078,267)	147,726,282	(4,832,953)	174,690,780
Net assets applicable to common shares at the beginning of period	2,118,545,260	1,970,818,978	174,791,053	100,273
Net assets applicable to common shares at the end of period	$2,102,466,993	$2,118,545,260	$169,958,100	$174,791,053
Undistributed (Over-distribution of) net investment income at the end of period	$(2,417,773)	$1,363,332	$290,567	$531,299
*	For the period ended January 26, 2017 (commencement of operations) through July 31, 2017.

See accompanying notes to financial statements.

NUVEEN	55

Statement of Cash Flows	Six Months Ended January 31, 2018 (Unaudited)

	JPC	JPI	JPS	JPT
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$18,776,949	$14,979,397	$59,630,780	$264,583
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(245,158,431)	(91,089,453)	(91,171,266)	(28,524,235)
Proceeds from sales and maturities of investments	214,558,118	90,200,014	157,089,915	28,935,394
Proceeds from (Purchases of) short-term investments, net	16,864,547	(2,594,925)	(54,823,167)	(804,011)
Premiums received (paid) for interest rate swaps	1,605,108	1,646,888	3,195,850	—
Proceeds from litigation settlement	43,383	—	11,078	—
Amortization (Accretion) of premiums and discounts, net	737,482	160,764	788,813	161,992
(Increase) Decrease in:
Cash collateral at brokers for investments in futures contracts	—	570,000	—	186,046
Receivable for dividends	240,633	59,301	(113,183)	3,095
Receivable for interest	(1,665,607)	(695,097)	(2,363,269)	82,268
Receivable for investments sold	599,595	7,534,017	(6,461,384)	—
Receivable for reclaims	(1,043)	—	1,920	—
Receivable for variation margin on futures contracts	—	—	—	(35,944)
Other assets	(20,914)	(4,461)	(35,940)	23,019
Increase (Decrease) in:
Payable for investments purchased	(16,954,764)	698,979	5,838,249	1,486,406
Accrued interest	(50,014)	(21,665)	(91,128)	(8,086)
Accrued management fees	43,644	785	(87)	(2,305)
Accrued Trustees fees	30,040	4,520	56,248	(4,334)
Accrued other expenses	106,880	44,182	184,603	(13,181)
Net realized (gain) loss from investments and foreign currency	2,717,042	(1,577,853)	(10,609,993)	360,492
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	31,203,757	9,354,290	42,592,297	4,439,937
Swaps	(11,833,987)	(5,507,342)	(22,430,428)	—
Net cash provided by (used in) operating activities	11,842,418	23,762,341	81,289,908	6,551,136
Cash Flows from Financing Activities
Increase (Decrease) in cash overdraft	—	(1,261,304)	—	26,255
Net proceeds from reverse repurchase agreements	125,000,000	—	—	—
Repayment of borrowings	(103,000,000)	—	—	—
Cash distributions paid to common shareholders	(40,310,399)	(19,323,756)	(75,706,574)	(5,090,984)
Net cash provided by (used in) financing activities	(18,310,399)	(20,585,060)	(75,706,574)	(5,064,729)
Net Increase (Decrease) in Cash	(6,467,981)	3,177,281	5,583,334	1,486,407
Cash at the beginning of period	6,518,979	—	—	—
Cash at the end of period	$50,998	$3,177,281	$5,583,334	$1,486,407

Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding borrowing costs)	$4,992,092	$2,541,759	$9,126,805	$444,241
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	—	109,881	123,729

See accompanying notes to financial statements.

56	NUVEEN

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NUVEEN	57

Financial

Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount per Share Repurchased and Retired		Ending NAV	Ending Share Price

JPC

Year Ended 7/31:
2018(g)	$10.87	$0.41	$(0.23)	$0.18	$(0.39)	$—	$—	$(0.39)	$—		$10.66	$9.81
2017	10.53	0.72	0.40	1.12	(0.77)	—	(0.01)	(0.78)	—		10.87	10.59
2016	10.45	0.77	0.11	0.88	(0.80)	—	—	(0.80)	—		10.53	10.43
2015	10.67	0.80	(0.25)	0.55	(0.77)	—	—	(0.77)	—	*	10.45	9.19
2014	10.26	0.79	0.38	1.17	(0.76)	—	—	(0.76)	—	*	10.67	9.34
2013(e)	10.28	0.46	(0.04)	0.42	(0.44)	—	—	(0.44)	—		10.26	9.35
Year Ended 12/31:
2012	8.67	0.76	1.61	2.37	(0.76)	—	—	(0.76)	—		10.28	9.71

JPI

Year Ended 7/31:
2018(g)	25.97	0.84	(0.18)	0.66	(0.85)	—	—	(0.85)	—		25.78	23.88
2017	24.60	1.75	1.46	3.21	(1.77)	—	(0.07)	(1.84)	—		25.97	25.15
2016	24.88	1.86	(0.01)	1.85	(1.95)	(0.18)	—	(2.13)	—		24.60	24.59
2015	25.51	1.96	(0.65)	1.31	(1.94)	—	—	(1.94)	—		24.88	22.28
2014	25.06	1.98	0.93	2.91	(1.97)	(0.49)	—	(2.46)	—		25.51	23.11
2013	23.81	1.89	1.32	3.21	(1.86)	(0.10)	—	(1.96)	—	*	25.06	23.68

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JPC

Year Ended 7/31:
2018(g)	$437,000	$3,520
2017	540,000	3,079
2016	404,100	3,526
2015	404,100	3,506
2014	402,500	3,572
2013(e)	402,500	3,473
Year Ended 12/31:
2012	383,750	3,599

JPI

Year Ended 7/31:
2018(g)	225,000	3,607
2017	225,000	3,627
2016	225,000	3,488
2015	225,000	3,516
2014	225,000	3,580
2013	225,000	3,535

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

58	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Asset(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

1.68%	(3.82)%	$1,101,228	2.43	%**	7.55	%**	9%
11.16	9.73	1,122,751	1.92		6.82		32
9.01	23.47	1,020,717	1.73		7.58		17
5.36	6.76	1,012,766	1.63		7.55		44
11.97	8.50	1,035,146	1.67		7.73		41
4.09	0.63	995,460	1.67	**	7.47	**	27

28.17	31.44	997,484	1.79		7.85		123

2.56	(1.75)	586,677	2.08	**	6.42	**	11
13.62	10.29	591,018	1.93		7.04		19
7.96	20.97	559,722	1.77		7.73		23
5.30	4.83	566,137	1.66		7.80		26
12.34	8.71	580,516	1.73		7.96		37
13.69	0.41	570,298	1.72		7.51		57

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Note 8 – Fund Leverage).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

JPC	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

Year Ended 7/31:
2018(g)	1.12	%**
2017	0.70
2016	0.50
2015	0.41
2014	0.43
2013(e)	0.45	**
Year Ended 12/31:
2012	0.52

JPI

Year Ended 7/31:
2018(g)	0.85	**
2017	0.67
2016	0.50
2015	0.41
2014	0.45
2013(f)	0.48	**

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the seven months ended July 31, 2013.
(f)	For the period August 29, 2012 (first utilization date of borrowings) through July 31, 2013.
(g)	For the six months ended January 31, 2018.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	59

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount per Share Repurchased and Retired	Offering Costs	Ending NAV	Ending Share Price
JPS
Year Ended 7/31:
2018(h)	$10.39	$0.35	$(0.05)	$0.30	$(0.37)	$—	$—	$(0.37)	$—	$—	$10.32	$9.44
2017	9.67	0.71	0.75	1.46	(0.74)	—	—	(0.74)	—	—	10.39	10.30
2016	9.75	0.69	(0.07)	0.62	(0.70)	—	—	(0.70)	—	—	9.67	9.63
2015	9.95	0.68	(0.15)	0.53	(0.73)	—	—	(0.73)	—	—	9.75	9.08
2014	9.45	0.69	0.47	1.16	(0.66)	—	—	(0.66)	—	—	9.95	8.92
2013	9.12	0.69	0.30	0.99	(0.66)	—	—	(0.66)	—	—	9.45	8.47
JPT
Year Ended 7/31:
2018(h)	25.62	0.73	(0.69)	0.04	(0.77)	—	—	(0.77)	—	—	24.89	23.58
2017(e)	24.63	0.74	0.94	1.68	(0.64)	—	—	(0.64)	—	(0.05)	25.62	25.24

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
JPS
Year Ended 7/31:
2018(h)	$845,300	$3,487
2017	845,300	3,506
2016	945,000	3,086
2015	465,800	3,521
2014	464,000	3,581
2013	464,000	3,451
JPT
Year Ended 7/31:
2018(h)	42,500	4,999
2017(e)	42,500	5,113

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

60	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

2.94%	(4.93)%	$2,102,467	2.31	%*	6.77	%*	N/A		N/A		3%
15.83	15.50	2,118,545	2.03		7.18		N/A		N/A		13
6.77	14.48	1,970,819	1.84		7.31		N/A		N/A		36
5.47	10.35	1,174,259	1.64		6.92		1.64	(g)	6.92	(g)	8
12.83	13.76	1,197,726	1.69		7.32		N/A		N/A		16
10.98	(2.63)	1,137,303	1.71		7.23		N/A		N/A		32

0.13	(3.68)	169,958	1.69	*	5.72	*	N/A		N/A		14
6.69	3.54	174,791	1.61	*	5.73	*	N/A		N/A		22

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Note 8 – Fund Leverage), where applicable.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

JPS	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

Year Ended 7/31:
2018(h)	1.05	%*
2017	0.77
2016	0.50
2015	0.40
2014	0.43
2013	0.47

JPT

Year Ended 7/31:
2018(h)	0.53	*
2017(e)	0.42	*

(d)	After expense reimbursement from the Adviser, where applicable.
(e)	For the period January 26, 2017 (commencement of operations) through July 31, 2017.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	During the fiscal year ended July 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common share equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets Applicable to Common Shares reflect this voluntary expense reimbursement from Adviser.
(h)	For the six months ended January 31, 2018.
*	Annualized.
N/A	The Fund does not have or no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

NUVEEN	61

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Preferred and Income Opportunities Fund (JPC)

•	Nuveen Preferred and Income Term Fund (JPI)

•	Nuveen Preferred and Income Securities Fund (JPS)

•	Nuveen Preferred and Income 2022 Term Fund (JPT)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified (non-diversified for JPT), closed-end management investment companies. JPC, JPI, JPS and JPT were each organized as Massachusetts business trusts on January 27, 2003, April 18, 2012, June 24, 2002 and July 6, 2016, respectively.

The end of the reporting period for the Funds is January 31, 2018, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2018 (the “current fiscal period”).

Effective September 29, 2017, JPC changed its name from Nuveen Preferred Income Opportunities Fund to the Nuveen Preferred and Income Opportunities Fund and JPS changed its name from Nuveen Preferred Securities Income Fund to the Nuveen Preferred and Income Securities Fund.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, Spectrum Asset Management, Inc. (“Spectrum”), and/or Nuveen Asset Management LLC (“NAM”), a subsidiary of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NWQ and NAM are each responsible for approximately half of JPC’s portfolio. NAM manages the investment portfolio of JPI and JPT, while Spectrum manages the investment portfolio of JPS. The Adviser is responsible for managing JPC’s, JPI’s and JPS’s investments in swap contracts.

Investment Objectives and Principal Investment Strategies

JPC’s investment objective is to provide high current income and total return. For the period August 1, 2017 through September 28, 2017, the Fund invested at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in preferred securities, and up to 20% opportunistically over the market cycle in other types of securities, primarily income-oriented securities such as corporate and taxable municipal debt and common equity. Effective September 29, 2017, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred and other income producing securities, including hybrid securities such as contingent capital securities and up to 20% opportunistically in other income-oriented securities such as corporate and taxable municipal debt and dividend paying common equity. At least 50% of its managed assets are rated investment grade (BBB/Baa or better by S&P, Moody’s, or Fitch) at the time of investment.

JPI’s investment objective is to provide a high level of current income and total return by investing at least 80% of its managed assets in preferred and other income producing securities. At least 50% of its managed assets are rated investment grade (BBB/Baa or better by one of the nationally recognized statistical rating organizations “NRSROs”) at the time of investment.

JPS’s investment objective is high current income consistent with capital preservation. The Fund’s secondary investment objective is to enhance portfolio value. For the period August 1, 2017 through September 28, 2017, the Fund invested at least 80% of its managed assets in preferred securities and up to 20% of its managed assets in debt securities, including convertible debt securities and convertible preferred securities. Effective September 29, 2017, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred and other income producing securities, including hybrid securities such as contingent capital securities. The Fund invests at least 50% of its managed assets are rated investment grade (BBB/Baa or better by S&P, Moody’s, or Fitch) at the time of investment.

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JPT’s investment objective is to provide a high level of current income and total return by investing at least 80% of its managed assets in preferred and other income-producing securities. The Fund may invest without limit in investment grade securities (BB+/Ba1 or lower) but no more than 10% in securities rated below B-/B3 at the time of investment. Up to 40% of its managed assets may be in securities issued by companies located anywhere in the world, but no more than 10% in securities of issuers in emerging market countries, and 100% in U.S. dollar-denominated securities. The Fund does not invest in contingent capital securities (“CoCos”).

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Fund Leverage, Rehypothecation.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends to common shareholders, if any, are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the ‘‘Board’’) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting

NUVEEN	63

Notes to Financial Statements (Unaudited) (continued)

agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non- U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed

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and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

JPC	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$755,442,317		$—	$755,442,317
$25 Par (or similar) Retail Preferred	402,482,394	77,218,412	**	—	479,700,806
Contingent Capital Securities	—	266,236,885		—	266,236,885
Corporate Bonds	—	110,797,014		—	110,797,014
Convertible Preferred Securities	11,857,416	—		—	11,857,416
Common Stocks	2,935,358	—		—	2,935,358

Short-Term Investments:
Repurchase Agreements	—	21,717,039		—	21,717,039

Investments in Derivatives:
Interest Rate Swaps***	—	9,697,121		—	9,697,121
Total	$417,275,168	$1,241,108,788		$—	$1,658,383,956
JPI
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$374,252,653		$—	$374,252,653
Contingent Capital Securities	—	237,208,790		—	237,208,790
$25 Par (or similar) Retail Preferred	124,169,676	64,014,779	**	—	188,184,455
Corporate Bonds	—	2,042,738		—	2,042,738
Short-Term Investments:
Repurchase Agreements	—	2,594,925		—	2,594,925

Investments in Derivatives:
Interest Rate Swaps***	—	2,883,388		—	2,883,388
Total	$124,169,676	$682,997,273		$—	$807,166,949

NUVEEN	65

Notes to Financial Statements (Unaudited) (continued)

JPS	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$1,468,947,590		$—	$1,468,947,590
Contingent Capital Securities	—	1,172,420,481		—	1,172,420,481
$25 Par (or similar) Retail Preferred	264,800,405	63,521,743	**	—	328,322,148
Investment Companies	23,939,292	—		—	23,939,292
Corporate Bonds	—	17,489,148		—	17,489,148
Convertible Preferred Securities	16,256,000	—		—	16,256,000

Short-Term Investments:
Repurchase Agreements	—	69,723,169		—	69,723,169

Investments in Derivatives:
Interest Rate Swaps***	—	18,206,126		—	18,206,126
Total	$304,995,697	$2,810,308,257		$—	$3,115,303,954
JPT
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$165,637,837		$—	$165,637,837
$25 Par (or similar) Retail Preferred	40,022,142	3,821,370	**	—	43,843,512

Short-Term Investments:
Repurchase Agreements	—	2,079,568		—	2,079,568

Investments in Derivatives:
Futures Contracts***	43,299	—		—	43,299
Total	$40,065,441	$171,538,775		$—	$211,604,216
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth

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fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Funds’ investments in non-U.S. securities were as follows:

JPC	Value	% of Total Investments
Country:
United Kingdom	$152,830,978	9.3%
France	70,083,116	4.3
Italy	50,165,488	3.0
Canada	43,407,519	2.6
Switzerland	33,601,641	2.0
Other	109,656,772	6.7
Total non-U.S. securities	$459,745,514	27.9%
JPI
Country:
United Kingdom	$102,575,504	12.8%
France	60,747,267	7.6
Italy	43,929,253	5.5
Switzerland	30,024,664	3.7
Australia	27,711,468	3.4
Other	82,352,298	10.2
Total non-U.S. securities	$347,340,454	43.2%
JPS
Country:
United Kingdom	$565,990,916	18.3%
France	338,708,389	10.9
Switzerland	215,136,415	6.9
Sweden	104,784,153	3.4
Other	388,372,448	12.6
Total non-U.S. securities	$1,612,992,321	52.1%
JPT
Country:
United Kingdom	$14,376,360	6.8%
Australia	11,353,784	5.4
France	9,202,765	4.3
Canada	5,650,000	2.7
Other	15,667,977	7.4
Total non-U.S. securities	$56,250,886	26.6%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

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Notes to Financial Statements (Unaudited) (continued)

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
JPC	Fixed Income Clearing Corporation	$21,717,039	$(21,717,039)	$—
JPI	Fixed Income Clearing Corporation	2,594,925	(2,594,925)	—
JPS	Fixed Income Clearing Corporation	69,723,169	(69,723,169)	—
JPT	Fixed Income Clearing Corporation	2,079,568	(2,079,568)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as ‘‘initial margin,’’ into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as ‘‘Cash collateral at broker for investments in futures contracts’’ on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days ‘‘mark-to-market’’ of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as ‘‘variation margin.’’ Variation margin is recognized as a receivable and/or payable for ‘‘Variation margin on futures contracts’’ on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by ‘‘marking-to-market’’ on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of ‘‘Change in net unrealized appreciation (depreciation) of futures contracts’’ on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of ‘‘Net realized gain (loss) from futures contracts’’ on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, JPT invested in short interest rate futures to manage the Fund’s exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity.

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The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$10,817,511
*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by JPT as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$43,299	—	$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$22,100	$62,379

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap, that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be

NUVEEN	69

Notes to Financial Statements (Unaudited) (continued)

received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, JPC, JPI and JPS continued to utilize forward starting interest rate swap contracts to partially hedge the interest cost of leverage, which as mentioned previously, is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	JPC	JPI	JPS
Average notional amount of interest rate swap contracts outstanding*	$353,697,333	$168,250,000	$672,712,667
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JPC
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps**	$9,697,121	—	$—
JPI
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps**	$2,883,388	—	$—
JPS
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps**	$18,206,126	—	$—
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed in the Statement of Assets and Liabilities, when applicable, and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPC	Morgan Stanley Capital Services LLC	$9,697,121	$—	$9,697,121	$(9,553,289)	$143,832
JPI	Morgan Stanley Capital Services LLC	2,883,388	—	2,883,388	(2,793,906)	89,482
JPS	Morgan Stanley Capital Services LLC	18,206,126	—	18,206,126	(17,936,969)	269,157
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
JPC	Interest rate	Swaps	$(1,433,628)	$11,833,987
JPI	Interest rate	Swaps	(1,831,550)	5,507,342
JPS	Interest rate	Swaps	(2,855,167)	22,430,428

70	NUVEEN

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	JPC		JPI
	Six Months Ended 1/31/18	Year Ended 7/31/17	Six Months Ended 1/31/18	Year Ended 7/31/17
Common shares:
Issued in the reorganizations	—	6,435,292	—	—
Issued to shareholders due to reinvestment of distributions	—	—	—	2,961

	JPS		JPT*
	Six Months Ended 1/31/18	Year Ended 7/31/17	Six Months Ended 1/31/18	For the Period 1/26/17 (commencement of operations) through 7/31/17
Common shares:
Issued in the reorganizations	—	—	—	—
Sold	—	—	—	6,815,563
Issued to shareholders due to reinvestment of distributions	10,637	—	4,889	3,917
*	Prior to the commencement of operations, the Adviser purchased 4,072 shares, which are still held as of the end of the reporting period.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	JPC	JPI	JPS	JPT
Purchases	$245,158,431	$91,089,453	$91,171,266	$28,524,235
Sales and maturities	214,558,118	90,200,014	157,089,915	28,935,394

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

NUVEEN	71

Notes to Financial Statements (Unaudited) (continued)

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income on real estate investment trust (“REIT”) investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of January 31, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	JPC	JPI	JPS	JPT
Tax cost of investments	$1,574,662,039	$753,566,098	$2,883,458,833	$209,072,361
Gross unrealized:
Appreciation	$84,328,398	$52,172,871	$257,629,492	$4,718,315
Depreciation	(10,303,602)	(1,455,408)	(43,990,497)	(2,229,759)
Net unrealized appreciation (depreciation) of investments	$74,024,796	$50,717,463	$213,638,995	$2,488,556

Tax cost of futures contracts	$ —	$ —	$ —	$ 43,299
Net unrealized appreciation (depreciation) of futures contracts	—	—	—	—

Tax cost of swaps	$ —	$ —	$ —	$ —
Net unrealized appreciation (depreciation) of swaps	9,697,121	2,883,388	18,206,126	—

Permanent differences, primarily due to bond premium amortization adjustments, complex securities character adjustments, federal taxes paid, investments in partnerships, expiration of capital loss carryforwards, nondeductible reorganization expenses and reorganization adjustments resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2017, the Funds’ last tax year end, as follows:

	JPC	JPI	JPS	JPT
Paid-in-surplus	$(200,893,667)	$(1,556)	$(318,467,753)	$—
Undistributed (Over-distribution of) net investment income	699,835	225,787	1,918,336	(81,999)
Accumulated net realized gain (loss)	200,193,832	(224,231)	316,549,417	81,999

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2017, the Funds’ last tax year end, were as follows:

	JPC	JPI	JPS	JPT
Undistributed net ordinary income[1]	$—	$—	$12,560,159	$1,480,268
Undistributed net long-term capital gains	—	—	—	—

[1]  Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2017 and paid on August 1, 2017. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2017, was designated for purposes of the dividends paid deduction as follows:

	JPC	JPI	JPS	JPT[3]
Distributions from net ordinary income[2]	$74,906,763	$40,620,651	$151,632,579	$3,479,263
Distributions from net long-term capital gains	—	—	—	—
Return of capital	1,478,980	1,638,466	—	—

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains if any.
[3]	For the period January 26, 2017 (commencement of operations) through July 31, 2017.

72	NUVEEN

As of July 31, 2017, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	JPC[4]	JPI	JPS[4]	JPT
Expiration:
July 31, 2018	$9,385,427	$—	$321,212,384	$—
July 31, 2019	—	—	10,696,373	—
Not subject to expiration	14,017,122	3,825,569	3,242,529	609,903
Total	$23,402,549	$3,825,569	$335,151,286	$609,903

[4]	A portion of JPC’s and JPS’s capital loss carryforwards is subject to an annual limitation under the Internal Revenue Code and related regulations.

As of July 31, 2017, the Funds’ last tax year end, the following Funds’ capital loss carryforwards expired as follows:

	JPC	JPS
Expired capital loss carryforwards	$204,895,930	$318,378,070

During the Funds’ last tax year ended July 31, 2017, JPC utilized $8,851,976 of its capital loss carryforward.

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to JPS. During the current fiscal period, JPS paid Spectrum commissions of $48,292.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	JPC	JPI	JPS	JPT
For the first $500 million	0.6800%	0.7000%	0.7000%	0.7000%
For the next $500 million	0.6550	0.6750	0.6750	0.6750
For the next $500 million	0.6300	0.6500	0.6500	0.6500
For the next $500 million	0.6050	0.6250	0.6250	0.6250
For managed assets over $2 billion	0.5800	0.6000	0.6000	0.6000

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of January 31, 2018, the complex-level fee rate for each Fund was 0.1591%.

NUVEEN	73

Notes to Financial Statements (Unaudited) (continued)

8. Fund Leverage

Borrowings

JPC, JPI, JPS, and JPT have each entered into a borrowing arrangement (collectively, “Borrowings”) which permit the Funds to borrow on a secured basis as a means of leverage. As of the end of the reporting period, each Fund’s maximum commitment amount under these Borrowings is as follows:

	JPC	JPI	JPS	JPT
Maximum commitment amount	$450,000,000	$225,000,000	$850,000,000	$45,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	JPC	JPI	JPS	JPT
Outstanding balance on Borrowings	$437,000,000	$225,000,000	$845,300,000	$42,500,000

For JPC, JPI and JPS interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum (0.75% per annum for JPS) on the amounts borrowed and 0.50% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 20% of the maximum commitment amount. JPT’s interest is charged on the Borrowings at a rate equal to the 1-month LIBOR plus 0.70% per annum on the amount borrowed. JPT is also charged a 0.125% commitment fee on the undrawn portion of the Borrowings.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	JPC	JPI	JPS	JPT
Average daily balance outstanding	$441,478,261	$225,000,000	$845,300,000	$42,500,000
Average annual interest rate	2.19%	2.19%	2.09%	2.01%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by eligible securities held in each Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense” on the Statement of Operations.

Rehypothecation

JPC, JPI and JPS entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Funds’ to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Funds’ total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.

The Funds also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds’ income generating potential may decrease. Even if a Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Funds will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, JPC, JPI and JPS each had Hypothecated Securities as follows:

	JPC	JPI	JPS
Hypothecated Securities	$342,175,999	$180,742,473	$471,556,757

JPC, JPI and JPS earn Rehypothecation Fees, which are recognized as “Other income” on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by each Fund were as follows:

	JPC	JPI	JPS
Rehypothecation Fees	$106,117	$46,844	$122,241

74	NUVEEN

Reverse Repurchase Agreements

During the current fiscal period, JPC and JPS used reverse repurchase agreements as a means of leverage.

In a reverse repurchase agreement, the Funds sell to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Funds retaining the risk of loss that is associated with that security. The Funds will pledge assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations.

As of the end of the reporting period, the Funds’ outstanding balances on its reverse repurchase agreements were as follows:

Fund	Counterparty	Rate	Principal Amount	Maturity*	Value	Value and Accrued Interest
JPC	BNP Paribas	1-Month LIBOR plus 0.85%	$(125,000,000)	8/09/22	$(125,000,000)	$125,015,998
JPS	BNP Paribas	1-Month LIBOR plus 0.75%	(200,000,000)	9/28/21	(200,000,000)	200,025,597
*	The Fund may repurchase the reverse repurchase agreement prior to the maturity date and/or counterparty may accelerate maturity upon pre-specified advance notice.

During the current fiscal period, the average daily balance outstanding and weighted average interest rate on the Funds’ reverse repurchase agreements were as follows:

	JPC		JPS
Average daily balance outstanding	$125,000,000	**	$200,000,000
Weighted average interest rate	2.20%		2.09%
**	For the period August 9, 2017 (initial purchase of reverse repurchase agreements) through January 31, 2018.

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Fund	Counterparty	Reverse Repurchase Agreements***	Collateral Pledged to counterparty****	Net Exposure
JPC	BNP Paribas	$(125,015,998)	$125,015,998	$—
JPS	BNP Paribas	(200,025,597)	200,025,597	—
***	Represents gross value and accrued interest for the counterparty as reported in the preceding table.
****	As of the end of the reporting period, the value of the collateral pledged to the counterparty exceeded the value of the reverse repurchase agreements.

9. Inter-Fund Lending

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

NUVEEN	75

Notes to Financial Statements (unaudited) (continued)

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds have entered into any inter-fund loan activity.

10. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

FASB ASU 2016-18: Statement of Cash Flows – Restricted Cash (“ASU 2016-18”)

The FASB has issued ASU 2016-18, which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.

76	NUVEEN

Additional

Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of their own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JPC	JPI	JPS	JPT
Common shares repurchased	—	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

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Glossary of Terms

Used in this Report

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	ICE BofAML Contingent Capital Index: An index that tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	ICE BofAML Core Plus Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Index returns do not include the effects of any sales charges or management fees.

∎	ICE BofAML Preferred Securities Fixed Rate Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144A filing, must be issued in $25, $50 or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule, and must have a minimum amount outstanding of $100 million. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

∎	ICE BofAML U.S. All Capital Securities Index: An index comprised of four sub-indexes that better represent the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

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∎	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	JPC Blended Benchmark (New Blended Benchmark): A blended return consisting of: 1) 50% ICE BofAML Fixed Rate Preferred Securities Index, which tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market; 2) 30% ICE BofAML U.S. All Capital Securities Index (IOCS), a subset of the ICE BofAML U.S. Corporate Index including all fixed to- floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities; and 3) 20% ICE BofAML Contingent Capital Securities USD Hedged Index (CoCo), which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	JPI Blended Benchmark Index: The JPI Blended Benchmark is a blended return consisting of: 1) 60% ICE BofAML U.S. All Capital Securities Index (IOCS), a subset of the ICE BofAML U.S. Corporate Index including all fixed to- floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities; and 2) 40% ICE BofAML Contingent Capital Index, which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Benchmark returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

∎	JPS Blended Benchmark (New Blended Benchmark): A blended return consisting of: 1) 40% of the ICE BofAML Contingent Capital Securities USD Hedged Index (CoCo), which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment-grade issues; and 2) 60% of the ICE BofAML U.S. All Capital Securities Index (IOCS), a subset of the ICE BofAML U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities. Index returns do not include the effects of any sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Option-adjusted spread (OAS): An option-adjusted spread is a more meaningful spread statistic for mortgage-backed securities, which experience cash flows over multiple time periods, and for which the borrower has the option to re-pay principal at any time. OAS is based on modeled forecasts for voluntary repayments, as well as discounted cash flows, to arrive at a market-weighted spread over a known Treasury benchmark.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

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Glossary of Terms Used in this Report (continued)

∎	Yield-to-Worst (YTW): Represents the lowest potential yield that an investor would receive on a bond if the issuer does not default. The yield to worst is calculated by making worst-case scenario assumptions on the issue by calculating the returns that would be received if provisions, including prepayment, call or sinking fund, are used by the issuer. The YTW is used to evaluate the worst-case scenario for yield to help investors manage their risk and exposures.

80	NUVEEN

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

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Notes

82	NUVEEN

Notes

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Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-B-0118D        445042-INV-B-03/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Preferred and Income 2022 Term Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: April 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: April 5, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: April 5, 2018